SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

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Adsouth Partners, Inc.
(Name of Registrant as Specified In Its Charter)

N.A.
(Name of Person(s) Filing Proxy Statement if other than the Registrant)

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ADSOUTH PARTNERS, INC.
1515 North Federal Highway
Boca Raton, Florida 33432

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
October 20, 2005

NOTICE IS HEREBY GIVEN that an Annual Meeting of Stockholders of Adsouth Partners, Inc. will be held at the offices of the Corporation, 1515 North Federal Highway, Boca Raton, Florida 33432, on Thursday, October 20, 2005, at 11:00 A.M. local time. At the meeting, you will be asked to vote on:

(1)	The election of three directors to the board of directors to serve for until the 2006 annual meeting of stockholders and until their successors are elected and qualified;

(2)
The approval of an amendment to the Corporation’s Articles of Incorporation to (i) eliminate the series A convertible preferred stock, (ii) increase the number of authorized shares of preferred stock to 10,000,000 shares, and (iii) increase the number of authorized shares of common stock to 60,000,000 shares;

(3)	The approval of the Corporation’s amended by-laws;

(4)	The approval of the Corporation’s 2005 Long-Term Incentive Plan;

(5)	The approval of the selection of Marcum & Kliegman LLP as the Corporation’s independent certified public accountants for the year ending December 31, 2005; and

(6)	The transaction of such other and further business as may properly come before the meeting.

The board of directors has fixed the close of business on September 2, 2005 as the record date for the determination of stockholders entitled to notice of and to vote at the annual meeting.

The enclosed proxy statement contains information pertaining to the matters to be voted on at the annual meeting. A copy of the Corporation’s Annual Report on Form 10-K for 2004 and Form 10-Q for the quarter ended June 30, 2005 is being mailed with this proxy statement.

By order of the Board of Directors

Anton Lee Wingeier
          Secretary

Boca Raton, Florida
September 19, 2005

WHETHER OR NOT YOU PLAN TO ATTEND THE ANNUAL MEETING, YOU ARE URGED TO COMPLETE, SIGN, DATE AND RETURN THE ENCLOSED PROXY CARD IN THE ACCOMPANYING PRE-ADDRESSED POSTAGE-PAID ENVELOPE AS DESCRIBED ON THE ENCLOSED PROXY CARD. YOUR PROXY, GIVEN THROUGH THE RETURN OF THE ENCLOSED PROXY CARD, MAY BE REVOKED PRIOR TO ITS EXERCISE BY FILING WITH OUR CORPORATE SECRETARY PRIOR TO THE MEETING A WRITTEN NOTICE OF REVOCATION OR A DULY EXECUTED PROXY BEARING A LATER DATE, OR BY ATTENDING THE MEETING AND VOTING IN PERSON.

ADSOUTH PARTNERS, INC.
1515 North Federal Highway
Boca Raton, Florida 33432

PROXY STATEMENT

Annual Meeting of Stockholders
October 20, 2005

The accompanying proxy and this proxy statement have been prepared by our management for the board of directors. Your proxy is being solicited by the board of directors for use at our 2005 annual meeting of stockholders to be held at the offices of the Corporation, 1515 North Federal Highway, Boca Raton, Florida 33432, on Monday, October 20, 2005 at 11:00 A.M. or at any adjournment thereof. This proxy statement contains information about the matters to be considered at the meeting or any adjournments or postponements of the meeting and is first being mailed to stockholders, together with the related proxy and a copy of our annual report on Form 10-K for the year ended December 31, 2004 and our Form 10-QSB for the quarter ended June 30, 2005, on or about September 19, 2005.

ABOUT THE MEETING

What is being considered at the meeting?

You will be voting for:

•	The election of three directors to the board of directors to serve until the next annual meeting of stockholders and until their successors are elected and qualified;

•
A proposal to approve of an amendment to our Articles of Incorporation to (i) eliminate the series A convertible preferred stock, (ii) increase the number of authorized shares of preferred stock to 10,000,000 shares, and (iii) increase the number of authorized shares of common stock to 60,000,000 shares;

•	A proposal to approve our amended by-laws;

•	A proposal to approve our 2005 Long-Term Incentive Plan;

•	A proposal to approve the selection of Marcum & Kliegman LLP as our independent certified public accountants for the year ending December 31, 2005; and

•	The transaction of such other and further business as may properly come before the meeting.

In addition, our management will report on our performance during 2004 and the first six months of 2005 and respond to your questions.

Who is soliciting your proxy?

Your proxy is being solicited by our board of directors.

Who is entitled to vote at the meeting?

You may vote if you owned stock as of the close of business on September 2, 2005, which is the record date for determining who is eligible to vote at the annual meeting. Each share of common stock is entitled to one vote.

How do I vote?

You can vote either by attending the meeting and voting at the meeting or by completing, signing and returning the enclosed proxy card.

Can I change my mind after I vote?

Yes, you may change your mind at any time before the polls close at the meeting. You can change your vote by signing another proxy with a later date and returning it to us prior to the meeting or by voting again at the meeting.

What if I sign and return my proxy card but I do not include voting instructions?

If you sign your proxy card and return it to us but you do not include voting instructions as to any proposal, your proxy will be voted FOR the election of the board of directors’ nominees for directors, the amendment to our articles of incorporation, our amended by-laws, the adoption of our 2005 Long-Term Incentive Plan, and the selection of Marcum & Kliegman LLP as our independent certified public accountants for the year ending December 31, 2005. If you include voting instructions on some, but not all, of the proposals, your proxy will be voted in accordance with your instruction on those matters for which you included voting instructions and FOR any other proposals.

What does it mean if I receive more than one proxy card?

It means that you have multiple accounts with brokers and/or our transfer agent. Please vote all of these shares. We recommend that you contact your broker and/or our transfer agent to consolidate as many accounts as possible under the same name and address. Our transfer agent is Mountain Share Transfer, Inc., 1625 Abeline Drive, Boulder, Colorado 80020.

Will my shares be voted if I do not provide my proxy?

Yes, if they are held in a brokerage account. Your shares may be voted under certain circumstances if they are held in the name of the brokerage firm. Brokerage firms generally have the authority to vote shares where the customers did not provide specific voting instructions, on certain routine matters, including the election of directors. When a brokerage firm votes its customer’s in this manner, these shares are also counted for purposes of establishing a quorum.

If you hold your shares directly in your own name, they will not be voted if you neither sign and deliver a proxy nor attend and vote at the meeting.

How many votes must be present to hold the meeting?

In order for us to conduct our meeting, we must have a quorum. We will have a quorum, and be able to conduct the meeting, if a majority of our outstanding shares as of September 2, 2005, are present at the meeting. Your shares will be counted as being present at the meeting if you attend the meeting or if you properly return a proxy by mail or if you fail to give your broker voting instructions and the broker votes your shares on any matter.

On September 2, 2005, we had 7,660,933 shares of common stock issued and outstanding. This number of shares does not include treasury stock. On that date, John P. Acunto, Jr. and his wife owned an aggregate of 3,395,087 shares of common stock, representing 44.3% of our outstanding common stock.

What vote is required to elect directors?

Directors are elected by a plurality of the votes cast, which means that, as long as a quorum is present, the three nominees for director who receive the most votes will be elected. Abstentions will have no effect on the voting outcome with respect to the election of directors.

What vote is required to approve the other matters being brought before the meeting?

The proposal to approve the amendment to our articles of incorporation requires the vote of a majority of our outstanding shares of common stock.

The proposal to approve the amendment to our by-laws requires the approval of two-thirds of our outstanding shares of Common Stock.

The proposals to approve our 2005 Long-Term Incentive Plan and to approve the selection of Marcum & Kliegman, LLP as our independent auditors for the year ended December 31, 2005 require the approval of a majority of shares of common stock present at the meeting as long as a quorum is present.

Who is paying the cost of the meeting?

We will pay for preparing, printing and mailing this proxy statement. Proxies may be solicited on our behalf by our directors, officers or employees in person or by telephone, electronic transmission and facsimile transmission. We will reimburse banks, brokers and other custodians, nominees and fiduciaries for their out-of-pocket costs of sending the proxy materials to our beneficial owners.

ELECTION OF DIRECTORS

Our directors are elected annually by the stockholders to serve until the next annual meeting of stockholders and until their respective successors are duly elected. Our by-laws presently provide that the board consist of three directors. If the amendment to our by-laws is approved, the board of directors will have the power to determine the number of directors.

From January through August 2004, Mr. John Acunto was the sole director of the Company. In August 2004, Mr. Acunto, as sole director, amended our by-laws to permit the board to fill vacancies in the board, and Messrs. Cammarano and Wingeier were elected. On August 10, 2005, in order to enable us to have a board having a majority of independent directors, Mr. Wingeier resigned as a director and Mr. Horowitz and Mr. Press were elected as directors.

Our board of directors is presently comprised of three individuals, Mr. John Cammarano, Jr., who is our president and chief executive officer, and Mr. Jerald Horowitz and Harlan I Press. None of our directors were elected at a meeting for which proxies were solicited.

The following table sets forth certain information concerning the nominees for director:

Name	Age	Position with Us	Director Since
John Cammarano, Jr. [1]	41	President, chief executive officer and director	2004
Jerald Horowitz[1,2]	68	Director	2005
Harlan I. Press[1,2]	41	Director	2005

1 Member of the compensation committee.
2 Member of the audit committee.

John Cammarano, Jr. has served as our chief executive officer since June 17, 2005, as our president since March 18, 2004 and as a director since August 2004. From November 2003 to March 2004, Mr. Cammarano owned Florida Business and Entertainment, Inc. and was developing a web-based advertising internet site. For more than six years prior to November 2003, Mr. Cammarano was a part owner of Think-Tek, Inc., a direct response marketing company.

Jerald Horowitz has been a director since August 2005. He has been the president and 50% owner of Profit Motivators, Inc., an independent marketing representative since 1987. Profit Motivators represents us as an independent marketing representative to certain of our retail customers. In this capacity, we pay Profit Motivators a commission on collected revenues related to the retail customers from which it generates orders. Payments to date pursuant to this agreement have not been material.

Harlan I. Press has been a director since August 2005. He has been the vice-president and treasurer of Concord Camera Corp., a designer, developer, manufacturer and distributor of image capture devices and related products since April 2000. Mr. Press joined Concord Camera Corp. in April 1994 and served in various capacities including corporate controller and chief accounting officer. Mr. Press is a member of the American Institute of Certified Public Accountants, the New York State Society of Certified Public Accountants and the Financial Executives Institute. As an officer of Concord Camera, Mr. Press is a defendant in several class actions against Concord, its directors and officers, relating primarily to Concord’s financial statements. In addition, the Commission has advised Concord that it is investigating matters underlying the claims in one of the class action suits. Concord and Mr. Press believe that the actions are without merit and are actively defending the actions.

Our directors are elected for a term of one year.

None of our officers and directors are related.

If the amendment to our by-laws is approved, the board of directors will have the right to increase the number of directors constituting the board of directors and to fill any vacancies created by any increase in the number of directors, although the board has no present plans to name additional directors.

Our articles of incorporation provide that the liability of our directors for monetary damages shall be eliminated to the fullest extent permissible under Nevada law. Nevada law provides that a director or officer is not individually liable to the corporation or its stockholders or creditors for any damages as a result of any act or failure to act in his capacity as a director or officer unless it is proven that his act or failure to act constituted a breach of his fiduciary duties as a director or officer, and his breach of those duties involved intentional misconduct, fraud or a knowing violation of law.

Vote Required

Provided that a quorum is present at the annual meeting, the three directors receiving the most votes are elected as directors for a term of one year and until their successors are elected and qualified.

The board of directors recommends a vote FOR the nominees listed above.

Directors’ Compensation

Pursuant to the 2005 Long-term incentive plan, each newly-elected independent director receives at the time of his or her election, a five-year option to purchase 50,000 shares of common stock at the market price on the date of his or her election. In addition, the plan provides for the annual grant to each independent director of an option to purchase 10,000 shares of common stock on April 1st of each year, commencing April 1, 2006. Commencing August 2005, we are paying our independent directors an annual directors’ fee of $5,000, a meeting fee of $1,000 per meeting attended in person and $500 per meeting attended by telephone. Each committee member receives a payment of $250 for each meeting attended in person and $125 for each meeting attended by telephone. We pay the chairman of the audit committee an annual fee of $2,500.

Board of Directors and Committee Meetings

Our business, property and affairs are managed by or under the direction of the board of directors. Members of the board are kept informed of our business through discussion with the chief executive and financial officers and other officers, by reviewing materials provided to them and by participating at meetings of the board and its committees.

Since August 10, 2005, our board of directors has had two committees - the audit committee and the compensation committee. The audit committee is comprised of Messrs. Horowitz and Press and the compensation committee is comprised of Messrs. Cammarano, Horowitz and Press.

Excluding actions by unanimous written consent, during the period from our acquisition of Adsouth, Inc., in January 2004 through December 31, 2004, there were 25 meetings of the board of directors, all of which were attended by all persons serving as a director at that time. From January through August 2004, Mr. John Acunto was the sole director of the Company. In August 2004, Mr. Acunto, as sole director, amended our by-laws to permit the board to fill vacancies in the board, and Messrs. Cammarano and Wingeier were elected.

Our audit committee is involved in discussions with our independent auditors with respect to the scope and results of our year-end audit, our quarterly results of operations, our internal accounting controls and the professional services furnished by the independent auditors. Mr. Press is an audit committee financial expert and he is an independent director.

Our board of directors has adopted a written charter for the audit committee which the audit committee reviews and reassesses for adequacy on an annual basis. A copy of the Audit Committee’s current charter is attached to this proxy statement as Appendix A. The charter can also be found on our website at www.adsouthinc.com.

The compensation committee serves as the stock option committee for our stock option plan, and it reviews and approves any employment agreements with management and changes in compensation for our executive officers, other than Mr. Cammarano, whose compensation is reviewed by the audit committee.

Our board has adopted a code of business conduct and ethics that applies to all of our employees, officers, directors and consultants. A copy of the code of business conduct and ethics is attached to this proxy statement as Appendix D. The code of business conduct and ethics can also be found on our website at www.adsouthinc.com.

Communications with our Board of Directors

Any stockholder who wishes to send a communication to our board of directors should address the communication either to the board of directors or to the individual director c/o Mr. Anton Lee Wingeier, CFO, Adsouth Partners, 1515 North Federal Highway, Suite 418, Boca Raton, Florida 33432. Mr. Wingeier will forward the communication either to all of the directors, if the communication is addressed to the board, or to the individual director, if the communication is directed to a director.

Nominees for Director

Any stockholder who wants to nominate a candidate for election to the Board must deliver timely notice to our Secretary at our principal executive offices. In order to be timely, the notice must be delivered

•
in the case of an annual meeting, not less than 120 days prior to the anniversary date of the immediately preceding annual meeting of stockholders, although if we did not hold an annual meeting or the annual meeting is called for a date that is not within 30 days of the anniversary date of the prior year’s annual meeting, the notice must be received a reasonable time before we begin to print and mail our proxy materials; and

•	in the case of a special meeting of stockholders called for the purpose of electing directors, the notice must be received a reasonable time before we begin to print and mail our proxy materials.

The stockholder’s notice to the secretary must set forth:

•
as to each person whom the stockholder proposes to nominate for election as a director (a) his name, age, business address and residence address, (b) his principal occupation and employment, (c) the number of shares of our common stock of Adsouth are owned beneficially or of record by him and (d) any other information relating to the nominee that would be required to be disclosed in a proxy statement or other filings required to be made in connection with solicitations of proxies for election of directors pursuant to Section 14 of the Exchange Act, and the rules and regulations of the Commission thereunder; and

•
as to the stockholder giving the notice (a) his name and record address, (b) the number of shares of common stock of the corporation which are owned beneficially or of record by him, (c) a description of all arrangements or understandings between the stockholder and each proposed nominee and any other person or persons (including their names) pursuant to which the nomination(s) are to be made by the stockholder, (d) a representation by him that he is a holder of record of stock of Adsouth entitled to vote at such meeting and that he intends to appear in person or by proxy at the meeting to nominate the person or persons named in his notice and (e) any other information relating to the stockholder that would be required to be disclosed in a proxy statement or other filings required to be made in connection with solicitations of proxies for election of directors pursuant to Section 14 of the Exchange Act and the rules and regulations of the Commission thereunder.

The notice delivered by a stockholder must be accompanied by a written consent of each proposed nominee to being named as a nominee and to serve as a director if elected. The stockholder must be a stockholder of record on the date on which he gives the notice described above and on the record date for the determination of stockholders entitled to vote at the meeting.

Any person who desires to nominate a candidate for director at our 2006 annual meeting should provide the information required not later than February 28, 2006.

AMENDMENT TO OUR ARTICLES OF INCORPORATION

Our board of Directors has proposed an amendment to our articles of incorporation which would:

•
eliminate the Series A Convertible Preferred Stock and give the board of directors the right to determine the rights, preferences, privileges and limitations of the 3,500,000 shares of preferred stock presently designated as Series A Convertible Preferred Stock;

•	increase the number of authorized shares of preferred stock to 10,000,000 shares, and

• increase the number of authorized shares of Common Stock to 60,000,000 shares.

As amended, Article THREE of our articles of incorporation would read as follows:

“THREE: (a) The total number of shares of capital stock which this Corporation is authorized to issue is seventy million (70,000,000) shares, of which:

“(i) ten million (10,000,000) shares shall be designated as Preferred Stock, and shall have a par value of $.0001 per share; and

“(ii) sixty million (60,000,000) shares shall be designated as Common Stock, and shall have a par value of $.0001 per share; and

“(b) The Board of Directors is expressly authorized at any time, and from time to time, to provide for the issuance of shares of Preferred Stock in one or more series, with such voting powers, full or limited, or without voting powers and with such designations, preferences and relative, participating, optional or other special rights, qualifications, limitations or restrictions thereof, as shall be stated and expressed in the resolution or resolutions providing for the issue thereof adopted by the Board of Directors and as are not stated and expressed in these Articles of Incorporation, or any amendment thereto, including (but without limiting the generality of the foregoing) the following:

“(i) the designation of such series;

“(ii) the dividend rate of such series, the conditions and dates upon which such dividends shall be payable, the preference or relation which such dividends shall bear to the dividends payable on any other class or classes or of any other series of capital stock, whether such dividends shall be cumulative or non-cumulative, and whether such dividends may be paid in shares of any class or series of capital stock or other securities of the Corporation;

“(iii) whether the shares of such series shall be subject to redemption by the Corporation, and, if made subject to such redemption, the times, prices and other terms and conditions of such redemption;

“(iv) the terms and amount of any sinking fund provided for the purchase or redemption of the shares of such series;

“(v) whether or not the shares of such series shall be convertible into or exchangeable for shares of any other class or classes or series of capital stock or other securities of the Corporation, and, if provision be made for conversion or exchange, the times, prices, rates, adjustment and other terms and conditions of such conversion or exchange;

“(vi) the extent, if any, to which the holders of the shares of such series shall be entitled to vote, as a class or otherwise, with respect to the election of the directors or otherwise, and the number of votes to which the holder of each share of such series shall be entitled;

“(vii) the restrictions, if any, on the issue or reissue of any additional shares or series of Preferred Stock; and

“(viii) the rights of the holders of the shares of such series upon the dissolution of, or upon the distribution of assets of, the Corporation.

“(c) No holder of any stock of the Corporation of any class or series now or hereafter authorized, shall, as such holder, be entitled as of right to purchase or subscribe for any shares of stock of the Corporation of any class or any series now or hereafter authorized, or any securities convertible into or exchangeable for any such shares, or any warrants, options, rights or other instruments evidencing rights to subscribe for, or purchase, any such shares, whether such shares, securities, warrants, options, rights or other instruments be unissued or issued and thereafter acquired by the Corporation.”

The adoption of the amendment would not effect any change in our outstanding common stock or preferred stock.

Preferred Stock

Our articles of incorporation presently authorize 5,000,000 shares of preferred stock, of which 3,500,000 of the shares of preferred stock are designated as series A convertible preferred stock and our board of directors has broad discretion to designate the rights, preferences, privileges and restrictions for one or more additional series of preferred stock from the remaining 1,500,000 shares of preferred stock. The board of directors has designated the rights, preferences, privileges and limitation of one series of preferred stock, the series B convertible preferred stock.

Each share of series A convertible preferred stock is convertible into 100 shares common stock, upon any “change of control,” as defined. No shares of series A convertible preferred stock have been issued. If the amendment to our articles of incorporation is approved, the shares presently designated as series A convertible preferred stock would become shares of preferred stock, without designation until such time as the board creates one or more series of preferred stock, and the total number of shares of preferred stock would be increased to 10,000,000 shares.

Our board of directors created the series B preferred stock, consisting of 1,500,000 shares, of which 1,226,557 shares are outstanding. If the amendment to our articles of incorporation is approved, we have agreed to increase the number of authorized shares of series B preferred stock to 3,000,000 shares. The shares of series B preferred stock were issued as part of our private placement of securities in June 2005. We are required to issue additional shares of series B preferred stock to the investors in the June 2005 private placement if our fully-diluted earnings per share of common stock, computed as provided in the securities purchase agreement which excludes certain non-recurring expenses, is $.167 or less for the year ending December 31, 2005. Pursuant to the securities purchase agreement relating to the issuance of the series B preferred stock, the holders of the series B preferred stock agreed to approve an increase in the number of authorized shares of series B preferred stock.

Each share of series B preferred stock is convertible into nine shares of Common Stock. No dividends are payable with respect to the series B preferred stock and we are prohibited from paying dividends on the common stock or redeeming common stock while the series B preferred stock is outstanding. Upon any voluntary or involuntary liquidation, dissolution or winding-up, the holders of the series B preferred stock are entitled to a preference of $2.70 per share before any distributions or payments may be made with respect to the common stock or any other class or series of capital stock which is junior to the series B preferred stock upon voluntary or involuntary liquidation, dissolution or winding-up.

Without the approval of the holders of 75% of the series B preferred stock, we will not (a) alter or change the powers, preferences or rights given to the series B preferred stock, (b) authorize or create any class of stock ranking as to dividends or distribution of assets upon a liquidation senior to or otherwise pari passu with the series B preferred stock, or any class or series of preferred stock possessing greater voting rights or the right to convert at a more favorable price than the series B preferred stock, (c) amend our articles of incorporation or other charter documents in breach of any of the provisions hereof, (d) increase the authorized number of shares of series B preferred stock, or (e) enter into any agreement with respect to the foregoing.

If, during the two year period beginning June 17, 2005, we issue shares of common stock or options, warrants or other convertible securities at a price or with a conversion or exercise price less than the conversion price (initially $.30), with certain specified exceptions, the number of shares issuable upon conversion of one share of series B preferred stock is adjusted, using a weighted average formula, to reflect such issuance.

The holders of the series B preferred stock may not convert the series B preferred stock to the extent that such conversion would result in the holders owning more than 4.9% of the outstanding common stock. This limitation may not be amended without the consent of the holders of a majority of the outstanding common stock.

In the event we do not deliver a stock certificate upon conversion of the series B preferred stock in a timely manner, as set forth in the Certificate of Designation, we must pay the converting holder liquidated damages.

Common Stock

Our authorized common stock is 33,333,333 shares, of which 7,660,932 shares are outstanding at August 15, 2005. In addition, we have reserved the following shares of common stock:

•	11,039,016 shares of common stock are reserved for issuance upon conversion of the series B preferred stock;

•
12,954,868 shares of common stock are reserved for issuance upon exercise of warrants that were issued either to the investors in our June 2005 private placement or to brokers in connection with our private placements in March, May and June 2005.

•
4,715,297 shares issuable upon exercise of outstanding options issued under our option plans, of which options to purchase 3,100,000 shares may not be exercised until we increase our authorized capital stock.

We require an increase in authorized capital stock both to enable us to permit all of the holders of our options and warrants to exercise these rights.

In connection with the issuance of the series B preferred stock, additional shares of series B preferred stock are to be issued to the investors if our fully-diluted earnings per share of common stock, computed as provided in the purchase agreement, is $.167 or less for the year ending December 31, 2005. In the event that we are required to issue additional shares of series B preferred stock, we would require additional shares of common stock for issuance upon conversion of such additional series B preferred stock.

The rights of the holders of common stock will not be affected by the amendment. However, as a result of the increase in authorized common stock, additional shares of common stock will be immediately issuable, which will result in dilution to the holders of the common stock. The increase in the number of authorized common stock and preferred stock will give the board of directors the power to issue additional shares of either common stock or preferred stock.

Under the articles of incorporation as proposed to be amended, our board of directors has authority to issue authorized and unissued shares of capital stock of any class without obtaining approval from the holders of the common stock. The holders of our common stock and preferred stock do not have preemptive rights. Under the amended articles of incorporation, our board of directors has broad authority to issue shares of preferred stock in one or more series and to determine such matters as the dividend rate and preference, voting rights, conversion privileges, redemption provisions, liquidation preferences and other rights of each series. Each share of common stock is entitled to one vote. The holders of any series of preferred stock issued in the future will be entitled to such voting rights as may be specified by our board of directors.

Because of the broad powers granted to our board of directors to issue shares of preferred and common stock and determine the rights, preferences and privileges of the holders of such series, the board has the power to issue shares of preferred stock in a manner which could be used as a defensive measure against a hostile takeover or to keep the board of directors in power. However, our board of directors has no present plans to issue shares for such purpose.

Our board of directors believes it will benefit the stockholders to have additional unreserved shares available for issuance in order that adequate shares may be available for the possible issuance of common stock, convertible preferred stock or convertible debt securities in connection with a possible financing of the Company’s business or an acquisition or to provide incentives for executive personnel, although we have no plans, arrangements, understanding or commitments with respect to the issuance of such shares.

Vote Required

The amendment to our articles of incorporation requires the approval of the holders of a majority of the outstanding shares of common stock

The Board of Directors recommends a vote FOR the proposal.

APPROVAL OF OUR AMENDED BY-LAWS

In August 2005, the board of directors approved the adoption of amended by-laws. A copy of the amended by-laws is attached as Appendix B to this proxy statement.

The following table describes the principal changes in the by-laws.

Subject	Present By-laws	New By-laws
Number of directors	Three	Such number as is fixed from time to time by the board
Method of changing number of directors	Approval by the holders of two-thirds of our outstanding stock	At any time by the board
Requirements for calling special meeting of stockholders	Stockholders entitled to cast 25% of the votes	Stockholders entitled to cast 10% of the votes
Place of meeting	Our executive offices or such other place designated with the consent of all persons entitled to vote	Such place as the board shall determine
Amendment

Except for matters relating to the number of directors or changing from a fixed to flexible board or vice versa, which require the approval of two-thirds of the outstanding stock, the board had broad powers to amend the by-laws.

Board has broad power to amend the by-laws, and the stockholders have the express right to amend or repeal any by-law made by the board. Any such action by the stockholders requires the approval of the holders of a majority of the shares entitled to vote thereon provided that a quorum is present at the meeting.

Discussion of the Amended By-Laws

We believe that our present by-laws do not provide us with the necessary flexibility to operate our business as a public company. The provisions which limit us to three directors without giving us the flexibility to increase the number has already presented us with a problem. Our agreement with the purchasers of our series B preferred stock required us to have a board with a majority of independent directors. As a result, in order to elect two independent directors, it was necessary for our chief financial officer to resign as a director. Our goal is to have additional independent directors and to have an audit committee consisting of three independent directors. Although we do not presently have any proposed new candidates for director, we believe that we need the ability to increase the size of the board without stockholder approval to elect new directors if and when we identify qualified candidates.

The changes to the by-laws, other than those relating to the size of the board, which are described in the table, can be made by the board without stockholder approval and, if we receive the approval of a majority of the shares that are present and voting but do not receive the approval of the holders of two-thirds of our outstanding common stock, the board will adopt those changes without stockholder approval.

Vote Required

The approval of our amended by-laws requires the approval of the holders of two-thirds of the outstanding shares of common stock

The Board of Directors recommends a vote FOR the proposal.

APPROVAL OF THE 2005 LONG-TERM INCENTIVE PLAN

The board of directors believes that in order to attract and retain the services of executive and other key employees, it is necessary for us to have the ability and flexibility to provide a compensation package which compares favorably with those offered by other companies. Accordingly, in April 2005, the board of directors adopted, and in June 2005, the board of directors amended and restated, the 2005 long-term incentive plan, covering 1,870,000 shares of common stock.

Although we presently have two other stock option plans, as of August 15, 2005, there are presently only 4,748 shares available for grant under those plans. As of that date, we had granted options or other equity-based incentives for a total of 2,661,919 shares of common stock under these prior plans and had issued a total of 2,365,252 shares of common stock under these plans, 283,334 shares of common stock were subject to outstanding options and options to purchase 13,333 shares of common stock had expired. However, any shares which are subject to outstanding options which expire unexercised may be subject to awards under the plans.

Our stock option plans are administered by a committee of at least three directors appointed by the board of whom at least two are independent directors. The compensation committee serves as the committee under all of our stock option plans. Any member or alternate member of the committee is not eligible to receive options or stock under these plans except for the annual option grant and certain options grants. The committee has broad discretion in determining the persons to whom stock options or other awards are to be granted and the terms and conditions of the award, including the type of award, the exercise price and term and restrictions and forfeiture conditions. If no committee is appointed, the functions of the committee are performed by the board of directors. The compensation committee currently consists of Messrs. John Cammarano, Jerald Horowitz and Harlan I. Press.

Set forth below is a summary of the 2005 plan, as amended, but this summary is qualified in its entirety by reference to the full text of the 2005 plan, a copy of which is included as Appendix C to this proxy statement.

Summary

The 2005 plan, which expires in June 2015 unless terminated earlier by the board of directors, gives the board of directors broad authority to modify the plan, and, in particular, to eliminate any provisions which are not required in order to meet the requirements of Rule 16b-3 under the Securities Exchange Act of 1934, as amended. The 2005 plan covers 1,870,000 shares of common stock. If an option under the 2005 plan expires or terminates without being exercised in full or if shares awarded under the plan are forfeited or otherwise terminate without a payment being made to the participant in the form of stock, such shares will again be available for future issuance under the plan. The plan imposes no limit on the number of officers and other key employees to whom awards may be made.

We may make awards under the 2005 plan to our key employees, including our officers and directors and those of our subsidiaries, and our and our subsidiaries’ consultants and independent contractors, except that independent directors are only eligible for automatic option grants. The 2005 plan provides for the grant of a five-year option to purchase 50,000 shares of common stock to each independent director upon his or her initial election to the board and an automatic grant of 10,000 shares of common stock on the first day of April each year, commencing April 2006. If we do not have sufficient shares available for grant under the 2005 plan, the available shares will be allocated equally among the independent directors. These options to independent directors pursuant to the annual grant or the grant to newly-elected non-employee directors have an exercise price equal to the fair market value on the date of grant, have a term of five years from the date of grant and become exercisable as to all of the shares of common stock subject to the option six months from the date of grant, except that they become immediately exercisable if a change of control, as defined in the 2005 plan, should occur and such options terminate seven months after termination of service if such termination is other than as a result of his or her death or disability.

The committee has the authority to grant the following types of awards under the 2005 plan: incentive or non-qualified stock options; stock appreciation rights; restricted stock; deferred stock; stock purchase rights and/or other stock-based awards. All options granted under the 2005 plan are exercisable at an exercise price which is not less than the fair market value of our common stock on the date of grant. The 2005 plan is designed to provide us with broad discretion to grant incentive stock-based rights.

In the event that the plan is not approved by the stockholders, the existing options under the 2005 plan will not be affected, however, no new options will be granted under the 2005 plan if the 2005 plan is not approved by the stockholders.

As of August 15, 2005, we had granted options to purchase a total of 898,628 shares of common stock, including the automatic grant of options to purchase 50,000 shares granted pursuant to each of our independent directors upon his election to the board on August 10, 2005, options to purchase 49,314 shares of common stock issued to each of Mr. Wingeier and Mr. Acunto pursuant to their employment agreements, through the date of termination of his employment and options to purchase a total of 700,000 shares of common stock issued to other employees and consultants.

See “Management - Stock Incentive Plans” for information concerning our existing plans and options and stock grants to individuals named in the Summary Compensation Table.

The following table sets forth information concerning options granted pursuant to the 2005 plan as of August 15, 2005 as well as other options granted during 2005. No stock appreciation rights were granted.

Option Grants during 2005

Name	Number of Shares Underlying Options Granted	Percent of Options Granted	Exercise Price Per Share
John P. Acunto, Jr.	2,162,648	53.7%	$.65 to $1.35
John Cammarano, Jr.	800,000	19.9%	$.65 to $1.35
Anton Lee Wingeier	49,314	1.2%	$.74
Harlan I. Press	50,000	1.2%	$.31
Jerald Horowitz	50,000	1.2%	$.31
Other employees and consultants	911,852	22.7%	$.80 to $1.38

Federal Income Tax Consequences

The following is a brief summary of the Federal income tax consequences as of the date hereof with respect to awards under the 2005 plan for participants who are both citizens and residents of the United States. This description of the federal income tax consequences is based upon law and Treasury interpretations in effect on the date of this proxy statement (including proposed and temporary regulations which may be changed when finalized), and it should be understood that this summary is not exhaustive, that the law may change and further that special rules may apply with respect to situations not specifically discussed herein, including federal employment taxes, foreign, state and local taxes and estate or inheritance taxes. As such, participants are urged to consult with their own qualified tax advisors.

Non-Qualified Options

No taxable income will be realized by the participant upon the grant of a non-qualified option. On exercise, the excess of the fair market value of the stock at the time of exercise over the option price of such stock will be compensation and (i) will be taxable at ordinary income tax rates in the year of exercise, (ii) will be subject to withholding for federal income tax purposes and (iii) generally will be an allowable income tax deduction to us. The participant’s tax basis for stock acquired upon exercise of a non-qualified option will be equal to the option price paid for the stock, plus any amounts included in income as compensation. If the participant pays the exercise price of an option in whole or in part with previously-owned shares of common stock, the participant’s tax basis and holding period for the newly-acquired shares is determined as follows: As to a number of newly-acquired shares equal to the number of previously-owned shares used by the participant to pay the exercise price, no gain or loss will be recognized by the participant on the date of exercise and the participant’s tax basis and holding period for the previously-owned shares will carry over to the newly-acquired shares on a share-for-share basis, thereby deferring any gain inherent in the previously-owned shares. As to each remaining newly acquired share, the participant’s tax basis will equal the fair market value of the share on the date of exercise and the participant’s holding period will begin on the day after the exercise date. The participant’s compensation income and our deduction will not be affected by whether the exercise price is paid in cash or in shares of common stock. Special rules, discussed below under “Incentive Stock Options - Disposition of Incentive Option Shares,” will apply if a participant surrenders previously-owned shares acquired upon the exercise of an incentive option that have not satisfied certain holding period requirements in payment of any or all of the exercise price of a non-qualified option.

Disposition of Option Shares

When a sale of the acquired shares occurs, a participant will recognize capital gain or loss equal to the difference between the sales proceeds and the tax basis of the shares. Such gain or loss will be treated as capital gain or loss if the shares are capital assets. The capital gain or loss will be long-term capital gain or loss treatment if the shares have been held for more than 12 months. There will be no tax consequences to us in connection with a sale of shares acquired under an option.

Incentive Stock Options

The grant of an ISO will not result in any federal income tax to a participant. Upon the exercise of an incentive option, a participant normally will not recognize any income for federal income tax purposes. However, the excess of the fair market value of the shares transferred upon the exercise over the exercise price of such shares (the “spread”) generally will constitute an adjustment to income for purposes of calculating the alternative minimum tax of the participant for the year in which the option is exercised. As a result of the exercise a participant’s federal income tax liability may be increased. If the holder of an incentive stock option pays the exercise price, in full or in part, with shares of previously acquired common stock, the exchange should not affect the incentive stock option tax treatment of the exercise. No gain or loss should be recognized on the exchange and the shares received by the participant, equal in number to the previously acquired shares exchanged therefor, will have the same basis and holding period as the previously acquired shares. The participant will not, however, be able to utilize the old holding period for the purpose of satisfying the incentive stock option holding period requirements described below. Shares received in excess of the number of previously acquired shares will have a basis of zero and a holding period, which commences as of the date the common stock is issued to the participant upon exercise of the incentive option. If an exercise is effected using shares previously acquired through the exercise of an incentive stock option, the exchange of the previously acquired shares will be considered a disposition of such shares for the purpose of determining whether a disqualifying disposition has occurred.

Disposition of Incentive Option Shares

If the incentive option holder disposes of the stock acquired upon the exercise of an incentive stock option (including the transfer of acquired stock in payment of the exercise price of another incentive stock option) either within two years from the date of grant or within one year from the date of exercise, the option holder will recognize ordinary income at the time of such disqualifying disposition to the extent of the difference between the exercise price and the lesser of the fair market value of the stock on the date the incentive option is exercised or the amount realized on such disqualifying disposition. Any remaining gain or loss is treated as a short-term or long-term capital gain or loss, depending on how long the shares were held prior to the disqualifying disposition. In the event of such disqualifying disposition, the incentive stock option alternative minimum tax treatment described above may not apply (although, where the disqualifying disposition occurs subsequent to the year the incentive stock option is exercised, it may be necessary for the participant to amend his return to eliminate the tax preference item previously reported).

Our Deduction

We are not entitled to a tax deduction upon either exercise of an incentive option or disposition of stock acquired pursuant to such an exercise, except to the extent that the option holder recognized ordinary income in a disqualifying disposition.

Stock Grants

A participant who receives a stock grant under the 2005 plan generally will be taxed at ordinary income rates on the fair market value of shares when they vest, if subject to vesting or other restrictions, or, otherwise, when received. However, a participant who, within 30 days after receiving such shares, makes an election under Section 83(b) of the Code, will recognize ordinary income on the date of issuance of the stock equal to the fair market value of the shares on that date. If a Section 83(b) election is made, the holding period for the shares will commence on the day after the shares are received and no additional taxable income will be recognized by the participant at the time the shares vest. However, if shares subject to a Section 83(b) election are forfeited, no tax deduction is allowable to the participant for the forfeited shares. Taxes are required to be withheld from the participant at the time and on the amount of ordinary income recognized by the participant. We will be entitled to a deduction at the same time and in the same amount as the participant recognizes income.

Stock Appreciation Rights

The grant of stock appreciation rights will not result in any federal income tax to a participant. Upon the exercise of a stock appreciation or phantom stock right, a participant will recognize ordinary income in an amount equal to the cash or the fair market value of the stock, if any, received by the participant. At such time, we will be entitled to a tax deduction for the amount of income recognized by the participant. To date, we have not granted stock appreciation rights under any of our plans.

Vote Required

The proposal to approve the 2005 plan requires the approval of a majority of the shares of common stock present and voting, provided that a quorum is present.

The board of directors recommends a vote FOR the proposal.

SELECTION OF INDEPENDENT AUDITORS

It is proposed that the stockholders approve the selection of Marcum & Kliegman LLP as our independent public accountant for the year ending December 31, 2005. The audit committee has approved the selection of Marcum & Kliegman LLP as our independent public accountants. However, in the event approval of the proposal is not obtained, the selection of the independent auditors will be reconsidered by the audit committee. A representative of Marcum & Kliegman LLP plans to be present at the annual meeting with the opportunity to make a statement if he desires to do so, and will be available to respond to appropriate questions.

At no time since its engagement has Marcum & Kliegman LLP had any direct or indirect financial interest in or any connection with us or any of our subsidiaries other than as independent accountant. Marcum & Kliegman LLP audited our financial statements for the year ended December 31, 2004.

Our former auditor was Stonefield Josephson, Inc., who was dismissed on February 9, 2004. During either of the periods ending December 31, 2002 and December 31, 2003 and throughout the period subsequent to December 31, 2003 until the termination of Stonefield Josephson’s engagement, there were no disagreements with the Stonefield Josephson, Inc., whether or not resolved, on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure. The decision to change accountants was approved by our board of directors. The Company had no audit committee at that time.

Audit Fees

General

We were billed by Marcum & Kliegman LLP approximately $92,000 in respect of 2004 for audit services relating to the audit of our annual financial statements and review of the quarterly financial statements included in our Forms 10-QSB. Marcum & Kliegman LLP did not perform any other services for us for 2004.

During 2003, our independent accountants were Stonefield Josephson, Inc. Our total fees to Stonefield Josephson with respect to 2003 were $7,852, of which $6,269 related to audit services and $1,583 related to tax services.

Independence of Auditors

Our Audit Committee has determined that the provision of services by Marcum & Kliegman LLP other than for audit related services is compatible with maintaining the independence of Marcum & Kliegman as our independent accountants. Prior to August 2005, we did not have an audit committee and, as a result, it did not pre-approve any non-audit services. The audit committee is in the process of developing pre-approval processes and procedures.

Vote Required

The proposal to approve the selection of Marcum & Kliegman LLP as our independent accountant requires the approval of a majority of the shares of common stock present and voting, provided that a quorum is present.

The board of directors recommends a vote FOR the proposal.

BENEFICIAL OWNERSHIP OF SECURITIES AND SECURITY OWNERSHIP OF MANAGEMENT

The following table provides information at to shares of common stock beneficially owned as of August 15, 2005, by:
•	each director;
•	each officer named in the summary compensation table;
•	each person owning of record or known by us, based on information provided to us by the persons named below, to own beneficially at least 5% of our common stock; and
•	all directors and executive officers as a group.

Name	Shares of Common Stock Beneficially Owned	Percentage of Outstanding Common Stock
John P. Acunto, Jr. 1515 N. Federal Highway; Suite 418 Boca Raton, FL 33432	4,667,738	52.2%
Angela E. Acunto 1515 N. Federal Highway; Suite 418 Boca Raton, FL 33432	4,667,738	52.2%
The Tiger Fund 2600 Michelson Drive; 17th Floor Irvine, CA 92612	981,045	12.8%
John Cammarano, Jr.	561,174	6.9%
Anton Lee Wingeier	95,981	1.2%
Jerald Horowitz	-0-	–
Harlan I. Press	-0-	–
All directors and executive officers as a group (four individuals)	657,155	8.0%

Except as otherwise indicated each person has the sole power to vote and dispose of all shares of common stock listed opposite his name. Each person is deemed to own beneficially shares of common stock which are issuable upon exercise or warrants or options or upon conversion of convertible securities if they are exercisable or convertible within 60 days of the date as of which the information is provided.

Mr. John P. Acunto, Jr. and Ms. Angela E. Acunto are husband and wife. The shares owned beneficially by each of them includes (i) 1,795,087 shares of common stock and 939,315 shares of common stock issuable upon options held by Mr. Acunto and (ii) 1,600,000 shares of common stock and 333,334 shares of common stock issuable upon exercise of options held by Mrs. Acunto. Each of Mr. and Mrs. Acunto disclaims beneficial interest in the shares owned by the other. Mrs. Acunto has pledged 333,334 shares of Common Stock to each of Argyll Equities and Platinum Securities to secure her three-year notes each in the principal amount of $200,000.

The shares beneficially owned by Mr. Cammarano include 491,667 shares issuable upon the exercise of stock options held by him.

The shares beneficially owned by Mr. Wingeier include an option to purchase 49,314 shares of common stock.

Mr. Horowitz and Mr. Press were elected to the board on August 10, 2005. At the time of their election they each received an option to purchase 50,000 shares of common stock at an exercise price of $.31 per share, which was the fair market value of the stock on that date. The options were granted pursuant to the automatic grant provisions of our 2005 long-term incentive plan and become exercisable six months from the date of grant.

MANAGEMENT

The following table sets forth certain information with respect to our directors and executive officers.

Name	Age	Position
John Cammarano, Jr.	41	President and director
Anton Lee Wingeier	42	Chief financial officer and secretary

Information concerning Mr. Cammarano is included under “Election of Directors.”

Anton Lee Wingeier has served as our chief financial officer since April 1, 2004 and as a secretary and a director from August 2004 until June 2005. From April 2000 to April 2004, Mr. Wingeier managed his own accounting firm, specializing in SEC compliance matters and strategic merger and acquisition services. Prior to that, Mr. Wingeier spent six years at Sagemark Companies Ltd. as its director of SEC reporting and vice-president of finance.

Key Consultant

Mr. John P. Acunto, Jr., age 33, has been a consultant since June 2005. Pursuant to his consulting agreement, Mr. Acunto agreed to serve on a substantially full-time basis as a consultant with principal emphasis in marketing our advertising business. Mr. Acunto served as our chief executive officer, chairman of the board and director from January 4, 2004 until June 2005. In July 2003, Mr. Acunto founded and developed Adsouth, Inc., a direct response marketing and advertising services firm which we acquired pursuant to the reverse acquisition. For more than five years prior to founding Adsouth, Inc., Mr. Acunto was an independent marketing consultant, advising clients on a wide variety of subjects including, without limitation, direct marketing, media buying, media placement and related activities, doing business as The Business Planning Company.

Compliance with Section 16(a) of the Securities Exchange Act

Section 16(a) of the Securities Exchange Act of 1934 requires our executive officers, directors and persons who own more than ten percent of a registered class of our equity securities to file reports of ownership and changes in ownership on Forms 3, 4 and 5 with the Securities and Exchange Commission. Based solely upon our review of the copies of the forms we have received, we believe that all reporting persons complied on a timely basis with all filing requirements applicable to them with respect to transactions during 2004.

Compensation

Summary Compensation Table

The following table presents compensation information related to our chief executive officer and other executive officers who received or accrued compensation from us in excess of $100,000 for 2004.

					Long-term Compensation Awards
Name and Principal Position	Year	Salary	Bonus	Other Annual Compensation	Restricted Stock Awards	Securities Underlying Options/SARs (#)
John P. Acunto, Jr. Chief Executive Officer	2004 2003	$250,000 14,000	$695,000 –	$10,000 –	666,667 –	333,333 –
John Cammarano, Jr., President	2004	$128,000	$132,000	$16,000	69,507	66,667
Anton Lee Wingeier Chief Financial Officer	2004	$92,000	$24,000	$10,000	46,667	–

Other annual compensation consists of fringe benefits including car allowance and medical benefits.

Mr. Acunto’s bonus includes a $250,000 signing bonus pursuant to his employment agreement and $445,000 of discretionary commissions that were earned on advertising revenues prior to the execution of his employment agreement. We paid $30,000 of this bonus 2004 and the balance in 2005.

Mr. Wingeier’s bonus represents the signing bonus pursuant to his employment agreement.

Mr. Cammarano’s bonus includes a $50,000 signing bonus and $82,000 of commissions both earned pursuant to his employment agreement.

Employment and Consulting Agreements

On February 18, 2005, we entered into an employment agreement, dated as of July 1, 2004, with our chief executive officer, John P. Acunto, Jr. Mr. Acunto’s employment agreement was terminated, except for his obligations under the non-disclosure, non-competition and related provisions, with the execution of his consulting agreement in June 2005. Mr. Acunto’s employment agreement provided for Mr. Acunto to serve as our chief executive officer until December 31, 2009. Mr. Acunto received a salary of $375,000. He also received an initial bonus of $250,000 in 2004, of which $30,000 was paid in 2004 and the balance was paid in 2005. Mr. Acunto received his quarterly bonus for the first quarter of 2005, and a proportionate share of his quarterly bonus for the period April 1 through June 16, 2005. The quarterly bonus was 5% of our adjusted gross profit, which is defined as gross profit less compensation (other than his quarterly bonus and annual bonus). For each quarter in which a quarterly bonus is payable, Mr. Acunto was to receive a five-year non-qualified option to purchase the number of shares of common stock determined by dividing the amount of the quarterly bonus by the exercise price per share, which shall be the closing price of our common stock on the last day of the quarter. Pursuant to this provision, Mr. Acunto received an option to purchase 49,314 shares of common stock at an exercise price of $.74 per share. Mr. Acunto also received insurance benefits and a monthly automobile allowance of $1,800.

On June 17, 2005, in connection with the June 2005 private placement, we entered into a consulting agreement with Mr. Acunto, pursuant to which Mr. Acunto agreed to serve on a substantially full-time basis as a consultant with principal emphasis in marketing our advertising business for a term of three years and continuing thereafter on a year-to-year basis unless terminated by either party on 90 days prior written notice. As compensation for his services, we paid Mr. Acunto an initial payment of $200,000, and we are to pay him a non-refundable monthly draw of $17,000 against commissions earned. We agreed to pay Mr. Acunto a commission equal to 5% of the gross profit on covered accounts, as defined in the agreement. We also granted Mr. Acunto a non-qualified stock option to purchase 2,000,000 shares of common stock at an exercise price of $.65 per share, which is exercisable immediately (subject to an increase in the number of authorized shares of Common Stock) as to 500,000 shares and thereafter in quarterly installments based on our gross profit for the quarter. On August 16, 2005, the consulting agreement with Mr. Acunto was amended whereby the $34,000 paid to him for the months of July 2005 and August 2005 were deemed earned fees and not a draw on commissions and effective September 1, 2005, his commission was increased from 5% to 10% of the gross profit on covered accounts.

On March 18, 2004, we entered into an employment agreement with our president, John Cammarano, Jr. Mr. Cammarano’s employment agreement provides for him to serve as our president until March 18, 2007 and automatically renews for additional three-year periods unless either we or Mr. Cammarano gives 90 days notice before March 18, 2007 of our or his intention to not renew. Mr. Cammarano receives a salary at the annual rate of $175,000 through the term of the employment agreement. He also received a one-time signing bonus of $50,000 and shares of common stock valued at $100,000, 33,334 shares of common stock for overseeing the establishment of a web-based advertising business and an option to purchase 66,667 shares of common stock at an exercise price of $1.35 per share. Mr. Cammarano is entitled to a bonus of 5% of our product sales and stock based incentives equal to 5% of the revenues that are generated as a result of his direct efforts. For the year ended December 31, 2004, Mr. Cammarano voluntarily limited his bonus compensation to 5% of product sales, less returns and advertising allowances. Mr. Cammarano also receives a monthly auto allowance of $1,800. In the event of a termination of Mr. Cammarano’s employment as a result of his death we will pay his beneficiary an amount equal to the sum of the salary and bonus paid him in the immediately prior calendar year. In the event of a termination of Mr. Cammarano’s employment as a result of his disability we will pay him his monthly salary as then in effect for a period of six months and thereafter will pay him 50% of his monthly salary as then in effect until the first anniversary of his disability.

On June 17, 2005, Mr. Cammarano was elected as our chief executive officer and agreed that (i) he would not publicly sell any shares of our common stock during the two-year period commencing on the date of the purchase agreement relating to the June 2005 private placement, (ii) notwithstanding any contrary provisions of his employment agreement or other understanding, he will not receive any bonus except for a bonus based on growth in earnings per share as determined by a compensation committee of the board of directors the majority of members of which are independent directors, (iii) in the event of a termination of his employment, other than a termination by us that is not for cause or as a result of his death or disability, his severance will not exceed one year’s compensation, (iv) that he would no longer receive a car allowance and (v) that his base salary would be $250,000. We also granted Mr. Cammarano a non-qualified stock option to purchase 800,000 shares of common stock at an exercise price of $.65 per share, which is exercisable immediately (subject to an increase in the number of authorized shares of Common Stock) as to 425,000 shares and thereafter in quarterly installments based on our gross profit for the quarter.

On February 18, 2005, we entered into an employment agreement, dated as of July 1, 2004, with our chief financial officer, Anton Lee Wingeier. Mr. Wingeier’s employment agreement provides for Mr. Wingeier to serve as our chief financial officer until December 31, 2005 and continuing thereafter on a month-to-month basis unless terminated by either party. Mr. Wingeier is to receive a salary at the annual rate of $125,000 through September 30, 2004 and $150,000 thereafter. He also received an initial bonus of $24,000 in 2004, and will receive a quarterly and annual bonus. The quarterly bonus will be 5% of our adjusted gross profit, which is defined as gross profit less compensation (other than his quarterly bonus and annual bonus). If our income before income taxes and payment of his annual bonus is at least $2,000,000, we will pay Mr. Wingeier an annual bonus equal to 5% of the adjusted income. For each quarter in which a quarterly bonus is payable, Mr. Wingeier is to receive five-year non-qualified option to purchase the number of shares of common stock determined by dividing the amount of the quarterly bonus by the exercise price per share, which shall be the closing price of our common stock on the last day of the quarter. Mr. Wingeier also receives insurance benefits and a monthly automobile allowance of $900. In the event of a termination of Mr. Wingeier’s employment as a result of his death or disability, we will pay him or his beneficiary his salary for the lesser of one year or the balance of the term.

In connection with the June 2005 private placement, we and Mr. Wingeier agreed that (i) he would not publicly sell any shares of our common stock during the two-year period commencing on the date of the purchase agreement, (ii) notwithstanding any contrary provisions of his employment agreement or other understanding, he will not receive any bonus except for a bonus based on growth in earnings per share as determined by a compensation committee of the board of directors the majority of members of which are independent directors, (iii) in the event of a termination of his employment, other than a termination by us that is not for cause or as a result of his death or disability, his severance will not exceed one year’s compensation, (iv) that he would no longer receive a car allowance, (v) that his base salary would be $175,000 and (vi) that his employment term was extended to June 17, 2008.

Stock Incentive Plans

We have two equity incentive plans - our stock incentive plan, pursuant to which we may grant stock options, stock grants or other incentives to purchase up to 1,000,000 shares to non-management employees, consultants, directors and advisors, and our management incentive program, pursuant to which we may issue stock grants for up to 1,666,667 shares to management. As of June 30, 2005, under these plans, we had issued restricted stock grants for 1,720,069 shares of common stock, issued 150,001 shares of common stock upon exercise of stock options, options to purchase 1,000,003 shares of common stock outstanding and 24,743 shares of common stock, together with any shares which become available as a result of the expiration or termination of outstanding options. The terms on which the restricted stock grants were issued provide that the shares cannot be sold until the date of which the board of directors determines that the right to transfer vests, except that, in any event, the right to transfer the shares vests on the earlier of five years from the date of the restricted stock grant or the date of a change of control, as defined in the plan. As of the date of this prospectus, the right to transfer the shares issued pursuant to the restricted stock grants issued to employees and executives has vested for 200,000 of such shares, which are owned by a person who is not our affiliate. In addition, we granted options to purchase 820,003 shares of common stock which were not pursuant to any plan.

In April 2005, the board of directors adopted, and in June 2005, the board of directors amended and restated the 2005 long-term incentive plan, covering 1,870,000 shares of common stock. We are submitting the 2005 long-term incentive plan to the stockholders for their approval. See “Approval of the 2005 Long-Term Incentive Plan.”

Options intended to be incentive stock options must be granted at an exercise price per share which is not less than the fair market value of the common stock on the date of grant and may have a term which is not longer than ten years. If the option holder holds 10% of our common stock, the exercise price must be at least 110% of the fair market value on the date of grant and the term of the option cannot exceed five years.

Option holders do not recognize taxable income upon the grant of such either incentive or non-qualified stock options. When employees exercise incentive stock options, they will not recognize taxable income upon exercise of the option, although the difference between the exercise price and the fair market value of the common stock on the date of exercise is included in income for purposes of computing their alternative minimum tax liability, if any. If certain holding period requirements are met, their gain or loss on a subsequent sale of the stock will be taxed at capital gain rates. Generally, long-term capital gains rates will apply to their full gain at the time of the sale of the stock, provided that they do not dispose of the stock made within two years from the date of grant of the option or within one year after your acquisition of such stock, and the option is exercised while they are employed by us or within three months of the termination of their employment or one year in the event of death or disability, as defined in the Internal Revenue Code.

In general, upon the exercise a non-qualified option, the option holders will recognize ordinary income in an amount equal to the difference between the exercise price of the option and the fair market value of the shares on the date they exercise the option. Subject to certain limitations, we may deduct that amount an expense for federal income tax purposes. In general, when the holders of shares issued on exercise of a nonqualified stock option sell their shares, any profit or loss is short-term or long-term capital gain or loss, depending upon the holding period for the shares and their basis in the shares will be the fair market value on the date of exercise.

The following table sets forth information relating to options and stock grants which were granted during 2004 to our executive officers who are included in the summary compensation table as of December 31, 2004. No stock appreciation rights were granted.

Name	Number of securities underlying options granted (#)	Percent of total grants and options granted to employees in fiscal year	Exercise or base price ($/share)		Expiration Date
John P. Acunto, Jr.	333,334 666,667	31% 39%	$ $	1.35 0	2/26/09 NA
John Cammarano, Jr.	66,667 69,508	6% 4%	$ $	1.35 0	2/26/09 NA
Anton Lee Wingeier	-0- 46,667	0% 3%	$	NA 0	NA NA

Aggregate Option Exercises in Last Year and Year-end Option Values

The following table presents information regarding the unexercised options and stock appreciation rights to purchase shares of our common stock held by our executive officers who are included in the preceding summary compensation table as of December 31, 2004. No stock appreciation rights were granted.

			Number of Securities Underlying Unexercised Options at Year End (#)		Value of Unexercised In-the-Money Options at Year End ($)
Name	Shares Acquired On Exercise (#)	Value Realized	Exercisable	Unexercisable	Exercisable	Unexercisable
John, P. Acunto, Jr.	666,667	$1,215,000	333,333	–	$0	–
John Cammarano, Jr.	69,507	213,000	66,667	–	0	–
Anton Lee Wingeier	46,667	71,000	–	–	–	–

The shares under the column “Shares Acquired on Exercise” reflect shares issued as stock grants to the named officers. No cash consideration was paid for the shares. The amount shown in the column “Value Realized” represents the fair market value of the common stock issued to the named officers on the date of the stock grant.

The securities issued to Mr. Acunto do not include stock grants of 666,667 shares and options to purchase 333,334 shares issued to Mr. Acunto’s wife, Angela E. Acunto, as to which he disclaims beneficial interest.

In March 2005, we granted John Acunto an option to purchase 111,334 shares of common stock at $.705 per share, being the fair market value on the date of grant. Mr. Acunto exercised the option as to 55,667 shares, and his option to purchase the remaining 55,667 shares expires in March 2006.

In June 2005, we issued to each of Mr. Acunto and Mr. Wingeier an option to purchase 49,314 shares of common stock at $.74 per share pursuant to their employment agreements based on the results of our operations for the first quarter of 2005. They will receive additional option grants based on the results of our operations for the second quarter of 2005, although the grant to Mr. Acunto will be based on that proportion of the quarter for which he was an officer.

In June 2005, we issued to Mr. Acunto an option to purchase 2,000,000 shares of common stock at $.65 per share pursuant to his consulting contract, and we issued to Mr. Cammarano an option to purchase 800,000 shares of common stock at $.65 per share. For a discussion of these options, see “Management - Employment and Consulting Agreements.”

RELATED PARTY TRANSACTIONS

On January 4, 2004, we, The Tiger Fund, Adsouth, Inc., John P. Acunto, Jr. and Angela E. Acunto entered into a share exchange agreement, pursuant to which, contemporaneously with the execution of the agreement, The Tiger Fund transferred 1,866,667 shares of Common Stock it owned to Mr. John P. Acunto, Jr. and Ms. Angela E. Acunto, who were the sole stockholders of Adsouth, Inc., and Mr. and Ms. Acunto transferred their stock in Adsouth, Inc. to us. Upon completion of the share exchange transaction, the control of our company had changed such that Mr. and Mrs. Acunto collectively owned more than 50% of our outstanding common stock. Contemporaneously with this transaction, Mr. Acunto was elected chairman and chief executive officer and a director and Ms. Acunto was elected executive vice president. Ms. Acunto resigned her position as executive vice president during 2004. Mr. and Ms. Acunto each received stock grants of 300,000 shares of common stock on January 4, 2004 and 366,667 shares of common stock on February 27, 2004, and they each received a non-qualified stock option to purchase 333,333 shares of common stock on February 27, 2004.

On May 9, 2003, our board of directors authorized The Tiger Fund’s purchase of 1,298,452 shares of common stock for which The Tiger Fund issued its $19,477 promissory note. The note accrues interest annually at a rate equal to the 90 day treasury rate, an effective rate of 1% at December 31, 2004, with all principal and interest due in May 2007.

In connection with the reverse acquisition, The Tiger Fund committed to provide us with $1,000,000 in equity funding during 2004. Originally, The Tiger Fund was to receive a warrant to purchase 133,333 shares of common stock at $15 per share for its $1 million investment. On March 31, 2004, we and The Tiger Fund entered into an amended agreement pursuant to which The Tiger Fund purchased 333,333 shares of common stock for $1 million consisting of $350,000 cash and a promissory note in the amount of $650,000. Subsequently, The Tiger Fund returned 157,894 shares of common stock and the $650,000 promissory note was cancelled.

In February 2004, we acquired all of the stock of Dermafresh, Inc., which owned the rights to the Dermafresh products, from Think-Tek. Mr. John Cammarano, who became our president following our acquisition of Dermafresh, Inc., was an officer, director and stockholder of Think-Tek. The purchase price for Dermafresh, Inc. was $125,000, of which $62,500 was paid to Mr. Cammarano.

Code of Ethics

Our board of directors has adopted a Code of Business Conduct and Ethics applicable to all of our officers, directors, consultants and employees which is attached as Appendix D to this proxy statement which requires them to abide by our standards of ethical conduct.

FINANCIAL STATEMENTS

A copy of our Form 10-K for the year ended December 31, 2004 and our Form 10-QSB for the quarter ended June 30, 2005, without exhibits, accompany this proxy statement. Stockholders are referred to the report for financial and other information about us.

Additional copies of our Form 10-K for the year ended December 31, 2004 may be obtained without charge by writing to Mr. Anton Lee Wingeier, Chief Financial Officer, Adsouth Partners, Inc., 1515 North Federal Highway, Boca Raton, Florida 33432. Exhibits will be furnished upon request and upon payment of a handling charge of $.25 per page, which represents our reasonable cost on furnishing such exhibits. Copies of our Form 10-KSB and Form 10-QSB are enclosed with this proxy statement, and are also available on our website at www.adsouthinc.com. The Commission maintains a web site that contains reports, proxy and information statements and other information regarding registrants that file electronically with the Commission. The address of such site is http//www.sec.gov.

OTHER MATTERS

Other Matters to be Submitted

Our board of directors does not intend to present to the meeting any matters not referred to in the form of proxy. If any proposal not set forth in this proxy statement should be presented for action at the meeting, and is a matter which should come before the meeting, it is intended that the shares represented by proxies will be voted with respect to such matters in accordance with the judgment of the persons voting them.

Deadline for Submission of Stockholder Proposals for the 2006 Annual Meeting

Proposals of stockholders intended to be presented at the 2006 Annual Meeting of Stockholders pursuant to SEC Rule 14a-8 must be received at our principal office not later than December 15, 2005 to be included in the proxy statement for that meeting.

In addition, in order for a stockholder proposal to be presented at our meeting without it being included in our proxy materials, notice of such proposal must be delivered to the Secretary of our company at our principal offices no later than March 31, 2006. If notice of any stockholder proposal is received after March 31, 2006, then the notice will be considered untimely and we are not required to present such proposal at the 2006 annual meeting. If the board of directors chooses to present a proposal submitted after March 31, 2006 at the 2006 annual meeting, then the persons named in proxies solicited by the board of directors for the 2005 annual meeting may exercise discretionary voting power with respect to such proposal.

A copy of the Annual Report has been mailed to every stockholder of record. The Annual Report is not considered proxy soliciting material.

By Order of the Board of Directors

John Cammarano, Jr.
Chief Executive Officer

September 19, 2005

Appendix A
ADSOUTH PARTNERS, INC.
AUDIT COMMITTEE CHARTER
Purpose

The Audit Committee is appointed by the Board of Directors (the “Board”) to: (1) assist the Board in monitoring (a) the integrity of the financial reporting process, systems of internal controls and financial statements and reports of the Adsouth Partners, Inc. (the “Company”), (b) the performance of the Company’s internal audit function, and (c) the compliance by the Company with legal and regulatory requirements; and (2) be directly responsible for the appointment, compensation and oversight of the Company’s independent auditor employed by the Company for the purpose of preparing or issuing an audit report or related work (the “Outside Auditor”).

Committee Membership

The Audit Committee shall consist of no fewer than three members, as determined annually by the Board; provided, however, that in the event the Company has less than three independent directors, as hereinafter defined, the Audit Committee shall have such number of members as equals the number of independent directors. The members of the Audit Committee shall meet the independence and expertise requirements of the principal stock exchange or market on which the Company’s securities are traded and Section 10A(m)(3) of the Securities Exchange Act of 1934 (the “Exchange Act”) and the rules and regulations of the Securities and Exchange Commission (the “Commission”); provided, however, that if the Company’s securities are not traded on an exchange or market which has a definition of independence, then independence shall be determined in accordance with the rules of the Nasdaq Stock Market. Audit Committee members shall not serve simultaneously on the audit committees of more than two other public companies without the approval of the full Board.

The members of the Audit Committee shall be appointed annually by the Board. Audit Committee members may be replaced by the Board at any time. The Board shall designate the Chairman or Chairwoman (“Chairperson”) of the Audit Committee.

Committee Authority and Responsibilities

The basic responsibility of the members of the Audit Committee is to exercise their business judgment to act in what they reasonably believe to be in the best interests of the Company and its stockholders. In discharging that obligation, members should be entitled to rely on the honesty and integrity of the Company’s senior executives and its outside advisors and auditors, to the fullest extent permitted by law.

The Audit Committee shall prepare any report which required by the rules of the Commission to be included in the Company’s proxy statement for its annual meeting.

The Audit Committee shall be responsible directly for the appointment (subject, if applicable, to stockholder ratification), retention, termination, compensation and terms of engagement, evaluation, and oversight of the work of the Outside Auditor (including resolution of disagreements between management and the Outside Auditor regarding financial reporting). The Outside Auditor shall report directly to the Audit Committee.

The Audit Committee shall oversee the integrity of the audit process, financial reporting and internal accounting controls of the Company, oversee the work of the Company’s management, internal auditors (the “Internal Auditors”) and the Outside Auditor in these areas, oversee management’s development of, and adherence to, a sound system of internal accounting and financial controls, review whether the Internal Auditors and the Outside Auditor objectively assess the Company’s financial reporting, accounting practices and internal controls, and provide an open avenue of communication among the Outside Auditor, the Internal Auditors and the Board. It is the responsibility of:

•
management of the Company and the Outside Auditor, under the oversight of the Audit Committee and the Board, to plan and conduct financial audits and to determine that the Company’s financial statements and disclosures are complete and accurate in accordance with generally accepted accounting principles (“GAAP”) and applicable rules and regulations and fairly present, in all material respects, the financial condition of the Company;

•	management of the Company, under the oversight of the Audit Committee and the Board, to assure compliance by the Company with applicable legal and regulatory requirements; and

•
the Internal Auditors, under the oversight of the Audit Committee and the Board, to review the Company’s internal transactions and accounting which do not require involvement in the detailed presentation of the Company’s financial statements.

The Audit Committee shall pre-approve all audit services and non-audit services (including the fees and terms thereof) to be performed for the Company by the Outside Auditor to the extent required by and in a manner consistent with applicable law.

The Audit Committee shall meet as often as it determines necessary or appropriate, but not less frequently than quarterly. The Chairperson shall preside at each meeting and, in the absence of the Chairperson, one of the other members of the Audit Committee shall be designated as the acting chair of the meeting. The Chairperson (or acting chair) may direct appropriate members of management and staff to prepare draft agendas and related background information for each Audit Committee meeting. To the extent practical, any background materials, together with the agenda for the meeting, should be distributed to the Audit Committee members in advance of the meeting. All meetings of the Audit Committee shall be held pursuant to the by-laws of the Company with regard to notice and waiver thereof, and written minutes of each meeting, in the form approved by the Audit Committee, shall be duly filed in the Company records. Reports of meetings of the Audit Committee shall be made to the Board at its next regularly scheduled meeting following the Audit Committee meeting accompanied by any recommendations to the Board approved by the Audit Committee.

The Audit Committee may form and delegate authority to subcommittees consisting of one or more members when appropriate.

The Audit Committee shall have the authority, to the extent it deems necessary or appropriate, to retain independent legal, accounting or other advisers. The Company shall provide for appropriate funding, as determined by the Audit Committee, for payment of compensation to the Outside Auditor for the purpose of rendering or issuing an audit report and to any advisers employed by the Audit Committee, subject only to any limitations imposed by applicable rules and regulations. The Audit Committee may request any officer or associate of the Company or the Company’s outside counsel or Outside Auditor to attend a meeting of the Audit Committee or to meet with any members of, or consultants to, the Audit Committee. The Audit Committee shall meet with management, the Internal Auditors and the Outside Auditor in separate executive sessions at least quarterly to discuss matters for which the Audit Committee has responsibility.

The Audit Committee shall make regular reports to the Board. The Audit Committee shall review and reassess the adequacy of this Charter annually and recommend any proposed changes to the Board for approval. The Audit Committee shall annually review its own performance.

In performing its functions, the Audit Committee shall undertake those tasks and responsibilities that, in its judgment, would contribute most effectively to and implement the purposes of the Audit Committee. In addition to the general tasks and responsibilities noted above, the following are the specific functions of the Audit Committee:

Financial Statement and Disclosure Matters

1.
Review and discuss with management, and to the extent the Audit Committee deems necessary or appropriate, the Internal Auditors and the Outside Auditor, the Company’s disclosure controls and procedures that are designed to ensure that the reports the Company files with the Commission comply with the Commission’s rules and forms.

2.
Review and discuss with management, the Internal Auditors and the Outside Auditor the annual audited financial statements, including disclosures made in management’s discussion and analysis, and recommend to the Board whether the audited financial statements should be included in the Company’s Form 10-K.

3.
Review and discuss with management, the Internal Auditors and the Outside Auditor the Company’s quarterly financial statements, including disclosures made in management’s discussion and analysis, prior to the filing of its Form 10-Q, including the results of the Outside Auditor’s reviews of the quarterly financial statements.

4.	Review and discuss quarterly reports from the Outside Auditor on:

(a)	All critical accounting policies and practices to be used;

(b)
All alternative treatments within GAAP for policies and practices related to material items that have been discussed with management, including ramifications of the use of such alternative disclosures and treatments, and the treatment preferred by the Outside Auditor;

(c)
The internal controls adhered to by the Company, management, and the Company’s financial, accounting and internal auditing personnel, and the impact of each on the quality and reliability of the Company’s financial reporting; and

(d)	Other material written communications between the Outside Auditor and management, such as any management letter or schedule of unadjusted differences.

5.
Discuss in advance with management the Company’s practice with respect to the types of information to be disclosed and the types of presentations to be made in earnings press releases, including the use, if any, of “pro forma” or “adjusted” non-GAAP information, as well as financial information and earnings guidance provided to analysts and rating agencies.

6.	Review and discuss with management, the Internal Auditors and the Outside Auditor:

(a)	Significant financial reporting issues and judgments made in connection with the preparation of the Company’s financial statements;

(b)	The clarity of the financial disclosures made by the Company;

(c)
The development, selection and disclosure of critical accounting estimates and the analyses of alternative assumptions or estimates, and the effect of such estimates on the Company’s financial statements;

(d)	Potential changes in GAAP and the effect such changes would have on the Company’s financial statements;

(e)	Significant changes in accounting principles, financial reporting policies and internal controls implemented by the Company;

(f)	Significant litigation, contingencies and claims against the Company and material accounting issues that require disclosure in the Company’s financial statements;

(g)	Information regarding any “second” opinions sought by management from an independent auditor with respect to the accounting treatment of a particular event or transaction;

(h)	Management’s compliance with the Company’s processes, procedures and internal controls;

(i)
The adequacy and effectiveness of the Company’s internal accounting and financial controls and the recommendations of management, the Internal Auditors and the Outside Auditor for the improvement of accounting practices and internal controls; and

(j)
Any difficulties encountered by the Outside Auditor or the Internal Auditors in the course of their audit work, including any restrictions on the scope of activities or access to requested information, and any significant disagreements with management.

7.
Discuss with management and the Outside Auditor the effect of regulatory and accounting initiatives as well as off balance sheet structures and aggregate contractual obligations on the Company’s financial statements.

8.
Discuss with management the Company’s major financial risk exposures and the steps management has taken to monitor and control such exposures, including the Company’s risk assessment and risk management policies.

9.	Discuss with the Outside Auditor the matters required to be discussed by Statement on Auditing Standards (“SAS”) No. 61 relating to the conduct of the audit. In particular, discuss:

(a)	The adoption of, or changes to, the Company’s significant internal auditing and accounting principles and practices as suggested by the Outside Auditor, Internal Auditors or management; and

(b)	The management letter provided by the Outside Auditor and the Company’s response to that letter.

10.
Receive and review disclosures made to the Audit Committee by the Company’s Chief Executive Officer and Chief Financial Officer during their certification process for the Company’s Form 10-K and Form 10-Q, to the extent required to be included in the certification process, about (a) any significant deficiencies in the design or operation of internal controls or material weakness therein, (b) any fraud involving management or other associates who have a significant role in the Company’s internal controls and (c) any significant changes in internal controls or in other factors that could significantly affect internal controls subsequent to the date of their evaluation.

Oversight of the Company’s Relationship with the Outside Auditor

11.	Review the experience and qualifications of the senior members of the Outside Auditor team.

12.
Obtain and review a report from the Outside Auditor at least annually regarding (a) the Outside Auditor’s internal quality-control procedures, (b) any material issues raised by the most recent internal quality-control review, or peer review, of the firm, or by any inquiry or investigation by governmental or professional authorities, within the preceding five years respecting one or more independent audits carried out by the firm, (c) any steps taken to deal with any such issues, and (d) all relationships between the Outside Auditor and the Company, including the written disclosures and the letter required by Independence Standards Board Standard 1, as that standard may be modified or supplemented from time to time.

13.
Evaluate the qualifications, performance and independence of the Outside Auditor, including considering whether the Outside Auditor’s quality controls are adequate and the provision of non-audit services is compatible with maintaining the Outside Auditor’s independence, and taking into account the opinions of management and the Internal Auditor. The Audit Committee shall present its conclusions to the Board.

14.
Oversee the rotation of the lead (or coordinating) audit partner having primary responsibility for the audit and the audit partner responsible for reviewing the audit to the extent that rotation is required under the rules of the Commission, and oversee the rotation of other audit partners, in accordance with the rules of the Commission.

15.
Recommend to the Board policies for the Company’s hiring of present and former associates of the Outside Auditor who have participated in any capacity in the audit of the Company, in accordance with the rules of the Commission.

16.
To the extent the Audit Committee deems necessary or appropriate, discuss with the national office of the Outside Auditor issues on which they were consulted by the Company’s audit team and matters of audit quality and consistency.

17.	Discuss with management, the Internal Auditors and the Outside Auditor any accounting adjustments that were noted or proposed by the Outside Auditor, but were not adopted or reflected.

18.	Meet with management, the Internal Auditors and the Outside Auditor prior to the audit to discuss and review the scope, planning and staffing of the audit.

19.	Obtain from the Outside Auditor the information required to be disclosed to the Company by generally accepted auditing standards in connection with the conduct of an audit.

20.
Require the Outside Auditor to review the financial information included in the Company’s Form 10-QSB in accordance with the rules of the Commission prior to the Company filing such reports with the Commission and to provide to the Company for inclusion in the Company’s Form 10-QSB any reports of the Outside Auditor required by such rules.

Oversight of the Company’s Internal Audit Function

21.	Take such steps to reasonably ensure that the Company has an internal audit function.

22.	Review and concur in the appointment, replacement, reassignment or dismissal of the senior internal auditing executive, and the compensation package for such person.

23.	Review the significant reports to management prepared by the internal auditing department and management’s responses.

24.
Communicate with management and the Internal Auditors to obtain information concerning internal audits, accounting principles adopted by the Company, internal controls of the Company, management, and the Company’s financial and accounting personnel, and review the impact of each on the quality and reliability of the Company’s financial statements.

25.	Evaluate the internal auditing department and its impact on the accounting practices, internal controls and financial reporting of the Company.

26.	Discuss with the Outside Auditor the internal audit department’s responsibilities, budget and staffing and any recommended changes in the planned scope of the internal audit.

Compliance Oversight Responsibilities

27.
Obtain from the Outside Auditor the reports required to be furnished to the Audit Committee under Section 10A of the Exchange Act and obtain from the Outside Auditor any information with respect to illegal acts in accordance with Section 10A.

28.
Obtain reports from management, the Company’s senior internal auditing executive and the Outside Auditor concerning whether the Company and its subsidiary/foreign affiliated entities are in compliance with applicable legal requirements and the any applicable code of ethics.

29.
Obtain and review reports and disclosures of insider and affiliated party transactions. Advise the Board with respect to the Company’s policies and procedures regarding compliance with applicable laws and regulations and the applicable code of ethics.

30.
Establish procedures for (a) the receipt, retention and treatment of complaints received by the Company regarding accounting, internal accounting controls or auditing matters, and (b) the confidential, anonymous submission by associates of the Company of concerns regarding questionable accounting or auditing matters.

31.
Discuss with management and the Outside Auditor any correspondence between the Company and regulators or governmental agencies and any associate complaints or published reports that raise material issues regarding the Company’s financial statements or accounting policies.

32.	Discuss with the Company’s counsel legal matters that may have a material impact on the financial statements or the Company’s compliance policies.

Additional Responsibilities

33.
If required by the rules of the Commission or the regulations of the principal stock exchange or market on which the Company’s securities are traded, prepare annually a report for inclusion in the Company’s proxy statement relating to its annual stockholders meeting.

34.	Conduct or authorize investigations into any matters within the Audit Committee’s scope of responsibilities.

35.
Review the Company’s Related-Party Transaction Policy and recommend any changes to the Compensation, Nominating and Governance Committee and then to the Board for approval. Review and determine whether to approve or ratify transactions covered by such policy, as appropriate.

Appendix B

BY-LAWS
of
ADSOUTH PARTNERS, INC.
a Nevada corporation
(As Amended through August 10, 2005)

ARTICLE I OFFICES

SECTION 1. REGISTERED OFFICE. The registered office of ADSOUTH PARTNERS, INC. (the “Corporation”) shall be CHQ Incorporated 1555 E. Flamingo Road, Suite 155, Las Vegas, Nevada 89119 and the name of the registered agent in charge thereof shall be CHQ Incorporated 1555 E. Flamingo Road, Suite 155, Las Vegas, Nevada 89119.

SECTION 2. PRINCIPAL OFFICE. The principal office for the transaction of business of the Corporation shall be at such places as the Board of Directors of the Corporation (the “Board”) may determine. The Board is hereby granted full power and authority to change said principal office from one location to another.

SECTION 3. OTHER OFFICES. Branch or subordinate offices may be established by the Board of Directors at such other places as may be desirable.

ARTICLE II. STOCKHOLDERS

SECTION 1. PLACE OF MEETING. Meetings of stockholders shall be held at such other location within or without the State of Nevada which may be designated by the Board.

SECTION 2. ANNUAL MEETING. The annual meeting of stockholders shall be held on such day and at such time as may be fixed by the Board. At such meetings, directors shall be elected by plurality vote and any other proper business may be transacted.

SECTION 3. SPECIAL MEETINGS. Special meetings of the stockholders may be called for any purpose or purposes permitted under Chapter 78 of Nevada Revised Statutes at any time by the Board, Chairman of the Board, President, or by the stockholders entitled to cast not less than ten percent (10%) of the votes at such meeting. Upon request in writing to the Chairman of the Board, the President, Vice-President or the Secretary, by any person or person entitled to call a special meeting of stockholders, the Secretary shall cause notice to be given to the stockholders entitled to vote, that a special meeting will be held not less than ten (10) nor more than sixty (60) days after the date that notice is given.

SECTION 4. NOTICE OF MEETING. Except as otherwise expressly required by these By-laws or by law, notice of each meeting of the stockholders shall be given not less than 10 nor more than 60 days before the date of the meeting to each stockholder of record entitled to notice of, or to vote at, such meeting by delivering a typewritten or printed notice thereof to such stockholder personally or by depositing such notice in the United States mail, postage prepaid, directed to such stockholder at his address as it appears on the stock records of the Corporation or by transmitting notice thereof to him at such address by personal delivery, courier service, telecopier or other form of recorded communication. Every such notice shall state the place, date and hour of the meeting and, in the case of a special meeting, the purpose or purposes for which the meeting is called. Except as otherwise expressly required by law, no publication of any notice of a meeting of the stockholders shall be required. Except as otherwise required by law, the Corporation’s articles of incorporation or these by-laws, notice of any adjourned meeting of the stockholders shall not be required to be given if the time and place thereof are announced at the meeting at which the adjournment is taken, the adjourned meeting is held within 30 days thereafter and a new record date for the adjourned meeting is not thereafter fixed.

SECTION 5. QUORUM. A majority of the shares entitle to vote, represented in person or by proxy, shall constitute a quorum at any meeting of stockholders. If a quorum is present, unless otherwise required by law, the Corporations’ articles of incorporation or these by-laws, the affirmative vote of the majority of stockholders represented and voting at the meeting on any matter, shall be the act of the stockholders. The stockholders present at a duly called or held meeting at which a quorum is present may continue to do business until adjournment, notwithstanding withdrawal of enough stockholders to leave less than a quorum, if any action taken (other than adjournment) is approved by at least a majority of the number of shares required as noted above to constitute a quorum.

SECTION 6. ADJOURNED MEETING. Any stockholders meeting, whether or not a quorum is present, may be deemed adjourned from time to time. In the absence of a quorum (except as provided in Section 5 of this Article II), no other business may be transacted at such meeting.

SECTION 7. VOTING.

(a) Except as otherwise provided in the Articles of Incorporation, including any certificate of designation setting forth the rights, preferences and privileges of the holders of any series of Preferred Stock of the Corporation, each stockholder shall, at each meeting of the stockholders, be entitled to one vote in person or by proxy for each share of Common Stock of the Corporation on the matter in question held by him and registered in his name on the stock record of the Corporation on the date fixed pursuant to these By-laws as the record date for the determination of stockholders who shall be entitled to receive notice of and to vote at such meeting; or, if no record date shall have been so fixed, then at the close of business on the day next preceding the day on which notice of the meeting shall be given or, if notice of the meeting shall be waived, at the close of business on the day next preceding the day on which the meeting shall be held.

(b) Any vote of stock of the Corporation may be held at any meeting of the stockholders by the person entitled to vote the same in person or by proxy appointed by an instrument in writing delivered to the Secretary or an Assistant Secretary of the Corporation or the secretary of the meeting; provided, however, that no proxy shall be voted or acted upon after three years from its date unless such proxy provides for a longer period. The attendance at any meeting of a stockholder who may theretofore have given a proxy shall not have the effect of revoking the same unless he shall in writing so notify the secretary of the meeting prior to the voting of the proxy. At all meetings of the stockholders, all matters, except as otherwise provided in the Certificate of Incorporation, in these By-laws or by law, shall be decided by the vote of a majority in voting interest of the stockholders present in person or by proxy and entitled to vote thereat, a quorum being present. Unless required by law or so directed by the chairman of the meeting, the vote at any meeting of the stockholders on any question need not be by ballot. On a vote by ballot, each ballot shall be signed by the stockholder voting, or by his proxy if there be such proxy, and shall state the number of shares voted.

SECTION 8. RECORD DATE. In order that the Corporation may determine the stockholders entitled to notice of or to vote at any meeting of stockholders or any adjournment thereof, or to express consent to corporate action in writing without a meeting, or entitled to receive payment of any dividend or other distribution or allotment of any rights, or entitled to exercise any rights in respect of any change, conversion or exchange of stock or for the purpose of any other lawful action, the Board may fix, in advance, a record date, which shall not be more than sixty (60) nor less than ten (l0) days before the date of such meeting, nor more than sixty (60) days prior to any other action. A determination of stockholders entitled to notice of or to vote at a meeting of the stockholders shall apply to any adjournment of the meeting; provided, however, that the Board may fix a new record date for the adjourned meeting if the adjourned meeting is not more than sixty (60) days after the record date and shall fix a new record date for the adjourned meeting if the meeting is more than sixty (60) days after the record date.

SECTION 9. TREASURY SHARES. Shares of its own stock belonging to the Corporation or to another corporation, if a majority of the shares entitled to vote in the election of directors of such other corporation is held, directly or indirectly, by the Corporation, shall neither be entitled to vote nor be counted for quorum purposes.

SECTION 10. ACTION WITHOUT MEETING. Any action which, under any provisions of law, may be taken at any annual or special meeting of stockholders, may be taken without a meeting and without prior notice if a consent in writing, setting forth the actions to be taken, shall be signed by holders of outstanding shares having not less than the minimum numbers of votes that would be necessary to authorize or take such action at a meeting at which all shares entitled to vote thereon were present and voted. Unless a record date for voting purposes be fixed as provided in Section 8 of this Article II, the record date for determining stockholders entitled to give consent pursuant to this Section 10, when no prior action by the Board has been taken, shall be the day on which the first consent is given. If the Corporation’s common stock is registered pursuant to the Securities Exchange Act of 1934, any action taken without a meeting shall be taken in compliance with such Act and the rules of the Securities and Exchange Commission thereunder.

SECTION 11. INSPECTORS. Either the Board or, in the absence of a designation of inspectors by the Board, the chairman of the meeting may, in its or his discretion, appoint one or more inspectors, who need not be stockholders, who shall receive and take charge of ballots and proxies and decide all questions relating to the qualification of those asserting the right to vote and the validity of ballots and proxies. In the event of the failure or refusal to serve of any inspector designated by the Board, the chairman of the meeting shall appoint an inspector to act in place of each such inspector designated by the Board. In the absence of a designation of inspectors by the Board and the chairman of the meeting, the secretary of the meeting shall perform the duties which would otherwise have been performed by the inspectors.

SECTION 12. CONDUCT OF MEETING. The President shall preside as Chairman at all meetings of stockholders, unless another Chairman is selected. The Chairman shall conduct each such meeting in a businesslike and fair manner, but shall not be obligated to follow any technical, formal or parliamentary rules or principles of procedure. The Chairman's ruling on procedural matters shall be conclusive and binding on all stockholders, unless at the time of ruling a request for a vote is made by the stockholders entitled to vote and represented in person or by proxy at the meeting, in which case the decision of a majority of such shares shall be conclusive and binding on all stockholders without limiting the generality of the foregoing, the Chairman shall have all the powers usually vested in the chairman of a meeting of stockholders.

ARTICLE III DIRECTORS

SECTION I. POWERS. property, business, affairs and policies of the Corporation shall be managed by or under the direction of the Board.

SECTION 2. NUMBER AND TERM OF OFFICE. The number of directors which shall constitute the whole Board shall be one or more persons, as such number shall be fixed from time to time by a vote of a majority of the whole Board. The term “whole Board,” as used in these By-laws, shall mean the number of positions on the Board regardless of the number of directors then in office. Each of the directors of the Corporation shall hold office until the annual meeting after his election and until his successor shall be elected and shall qualify or until his earlier death or resignation or removal in the manner hereinafter provided.

SECTION 3. ELECTION. At each annual meeting of the stockholders for the election of directors at which a quorum is present, the persons receiving the greatest number of votes, up to the number of directors to be elected, shall be the directors. Directors need not be stockholders of the Corporation or residents of the State of Nevada.

SECTION 4. CHAIRMAN OF THE BOARD. At the regular meeting of the Board, the Board shall elect a Chairman of the Board whose duties will be to preside over all board meetings until the next annual meeting and until a successor has been chosen.

SECTION 5. VACANCIES. Any director may resign effective upon giving written notice to the Chairman of the Board, the President, Secretary, or the Board, unless the notice specified a later time for the effectiveness of such resignation. If the resignation is effective at a future time, a successor may be elected to take office when the resignation becomes effective. Vacancies in the Board, including those existing as a result of a removal of a director or an increase in the number of directors, shall be filled by the Board, and each director so elected shall hold officer until the next annual meeting and until such director's successor has been elected and qualified. A vacancy or vacancies in the Board shall be deemed to exist in case of the death, resignation or removal of any director or if the authorized number of directors be increased, or if the stockholders fail, at any annual or special meeting of stockholders at which any directors are elected, to elect the full authorized number of directors to be voted for the meeting. No reduction of the authorized number of directors shall have the effect of removing any director prior to the expiration of the director's term of office.

SECTION 6. PLACE OF MEETING. Any meeting of the Board shall be held at any place within or without the State of Nevada which has been designated from time to time by the Board. In the absence of such designation meetings shall be held at the principal executive office of the corporation.

SECTION 7. MEETINGS.

(a) Annual Meetings. As soon as practicable after each annual election of directors, the Board shall meet for the purpose of organization, the election of officers and the transaction of other business.

(b) Regular Meetings. Regular meetings of the Board or any committee thereof shall be held as the Board or such committee shall from time to time determine.

(c) Special Meetings. Special meetings of the Board, at which any and all business may be transacted, shall be held whenever called by the President or by a written call signed by any two or more directors and filed with the Secretary.

SECTION 8. NOTICE OF MEETINGS. No notice of the annual or regular meetings of the Board or of any committee thereof or of any adjourned meeting thereof need be given. The Secretary shall give notice to each director of each special meeting of the Board or adjournment thereof, including the time and place thereof. Such notice shall be given not less than two (2) days before the date of the meeting to each director by delivering a typewritten notice thereof to such director personally or by depositing such notice in the United States mail, postage prepaid by Express Mail or first class mail, or by messenger service or overnight delivery service which guarantees next day delivery, directed to such director at his residence or usual business address or by transmitting notice thereof to him by telecopier or e-mail or telephonic notice, provided, however, that if notice of the meeting shall be given only by first class mail, such notice shall be given not less than four (4) days prior to the date of the meeting. Notice of any meeting of the Board or any committee thereof shall not be required to be given to any director who shall attend such meeting. Any meeting of the Board or any committee thereof shall be a legal meeting without any notice thereof having been given if all the directors then in office shall be present thereat. The purposes of a meeting of the Board or any committee thereof need not be specified in the notice thereof.

SECTION 9. QUORUM. Except as otherwise expressly required by these By-laws or by law, a majority of the directors then in office and a majority of the members of any committee shall be present in person at any meeting thereof in order to constitute a quorum for the transaction of business at such meeting, and the vote of a majority of the directors present at any such meeting at which a quorum is present shall be necessary for the passage of any resolution or for an act to be the act of the Board or such committee. In the absence of a quorum, a majority of the directors present thereat may adjourn such meeting from time to time until a quorum shall be present thereat. Notice of any adjourned meeting need not be given.

SECTION 10. PARTICIPATION IN MEETINGS BY CONFERENCE TELEPHONE. Members of the Board may participate in a meeting through use of conference telephone or similar communications equipment, so long as all members participate in such meeting can hear one another.

SECTION 11. WAIVER OF NOTICE. The transactions of any meeting of the Board, however called and noticed or wherever held, are as valid as though had at a meeting duly after regular call and notice if a quorum be present and if, either before or after the meeting, each of the directors not present signs a written waiver notice, a consent to holding such meeting or an approval of the minutes thereof. All such waivers, consents or approvals shall be filed with the corporate records or made part of the minutes of the meeting. Waiver of notice shall not be required for any director or the member of any committee who attends a meeting.

SECTION 12. FEES AND COMPENSATION. Directors and members of committees may receive such compensation, if any, for their services, and such reimbursement for expenses, as may be fixed or determined by the Board.

SECTION 13. ACTION WITHOUT MEETING. Any action required or permitted to be taken by the Board may be taken without a meeting if all members of the Board shall individually or collectively consent in writing to such action. Such consent or consents shall have the same effect as a unanimous vote of the Board and shall be filed with the minutes of the proceedings of the Board and may be executed on counterpart copies.

SECTION 15. ORGANIZATION OF MEETINGS. At each meeting of the Board, one of the following shall act as chairman of the meeting and preside thereat, in the following order of precedence: (i) the Chairman of the Board;  (ii) the Vice Chairman, or, if there be more than one Vice Chairman, the Vice Chairman in order determined by the Board of Directors; (iii) the President, if a director; or (iv) any director chosen by a majority of the directors present thereat.

ARTICLE 16. MINUTES. The Secretary or such other person present whom the chairman of the meeting shall appoint, shall act as secretary of such meeting and keep the minutes thereof. The order of business at each meeting of the Board shall be determined by the chairman of such meeting.

SECTION 17. COMMITTEES. The board may appoint one or more committees, each consisting of two or more directors, and delegates to such committees any of the authority of the Board, except that no committee shall have the power to fill vacancies on the committee. Unless the Board or such committee shall otherwise provide, the regular or special meetings and other actions of any such committee shall be governed by the provisions of the Article applicable to meetings and actions of the Board. Minutes shall be kept of each meeting of each committee.

ARTICLE IV OFFICERS

SECTION 1. ELECTION AND APPOINTMENT AND TERM OF OFFICE.

(a) The officers of the Corporation may be a Chairman of the Board or Co-Chairmen, one or more Vice Chairmen, a President, such number, if any, of other Vice Presidents (including Executive or Senior Vice Presidents) as the Board may from time to time determine, a Secretary and a Treasurer and such officers as the Board may from time to time determine. The Chairman of the Executive Committee may, if the Board of Directors so determines, be an officer of the Corporation. Each such officer shall be elected by the Board at its annual meeting or such other time as the Board shall determine, and shall serve at the discretion of the Board. Two or more offices may be held by the same person except that the same person shall not be both President and Secretary. The Board may elect or appoint (and may authorize the President to appoint) such other officers (including one or more Assistant Secretaries and Assistant Treasurers) as it deems necessary who shall have such authority and shall perform such duties as the Board or the President may from time to time prescribe. The Board of Directors may, but shall not be required to, designate one or more officers who shall hold the position(s) of, and perform the duties of, the Chief Executive Officer, the Chief Operating Officer, the Chief Financial Officer and the Chief Accounting Officer.

(b) If additional officers are elected or appointed during the year, each shall hold office until the next annual meeting of the Board at which officers are regularly elected or appointed and until his successor is elected or appointed and qualified or until his earlier death or resignation or removal in the manner hereinafter provided.

SECTION 2. DUTIES AND FUNCTIONS.

(a) Chairman. The Chairman of the Board, if elected, shall preside over meetings of the Board of Directors and shall perform such other duties as are expressly delegated to the Chairman of the Board by the Board. The Chairman of the Executive Committee shall be a member of the Executive Committee and shall preside at meetings of the Executive Committee and shall have such other duties as are expressly delegated to him by the Board.

(b) Vice Chairman. The Vice Chairman shall preside over meetings of the Board of Directors in the absence of the Chairman of the Board and shall perform such other duties as are expressly delegated to the Vice Chairman. If more than one Vice Chairman shall be elected, the Board of Directors shall designate the order in which they preside over meetings of the Board of Directors in the absence of the Chairman of the Board.

(c) Chief Executive Officer. The Chief Executive Officer, if elected, shall be responsible for supervising the management of the business and affairs of the Corporation, subject to the directions and limitations imposed by the Board of Directors, these By-laws and the Certificate of Incorporation of this Corporation. All other officers shall report and be accountable to the Chief Executive Officer, except as otherwise provided in these By-laws or as otherwise determined by the Board of Directors.

(d) Chief Operating Officer. The Chief Operating Officer, if elected, shall be responsible for supervising the day to day operations of the business and affairs of the Corporation, subject to the directions and limitations imposed by the Board, the Chief Executive Officer and these By-laws, and shall report to the Chief Executive Officer or to the Board of Directors, as the Board of Directors shall determine. All other officers involved with the operations of the Corporation shall report and be accountable to the Chief Operating Officer.

(e) Chief Financial Officer. The Chief Financial Officer, if elected, shall be responsible for supervising the Corporation's overall financial planning and financial controls and shall be responsible for the maintenance of the Corporation's books and records, subject to the directions and limitations imposed by the Board, the Chief Executive Officer and these By-laws. All other officers involved with the financial and accounting functions of the Corporation shall report and be accountable to the Chief Financial Officer, and the Chief Financial Officer shall report to the Chief Executive Officer or the Board of Directors, as the Board of Directors shall determine.

(f) Chief Accounting Officer. The Chief Accounting Officer, if elected, shall keep true and full accounts of all assets, liabilities, receipts and disbursements and other transactions of the Corporation and shall cause regular audits of the books and records of the Corporation to be made, and shall have charge, supervision and control of the accounting affairs of the Corporation, subject to the directions and limitations imposed by the Board, the Chief Executive Officer, the Chief Financial Officer and these By-laws.

(g) President. The President shall be responsible for implementing the policies adopted by the Board and shall report to the Board. The President shall also have the powers and duties delegated to him by these By-laws and such other powers and duties as the Board may from time to time determine.

(h) Vice Presidents. Each Vice President shall have such powers and duties as shall be prescribed by the Board.

(i) Secretary. The Secretary shall keep the records of all meetings of the stockholders, the Board and all other committees, if any, in one or more books kept for that purpose. He shall give or cause to be given due notice of all meetings in accordance with these By-laws and as required by law. He shall be custodian of the seal of the Corporation and of all contracts, deeds, documents and other corporate papers, records (except accounting records) and indicia of title to properties owned by the Corporation as shall not be committed to the custody of another officer by the Board, or by the President. He shall affix or cause to be affixed the seal of the Corporation to instruments requiring the same when the same have been signed on behalf of the Corporation by a duly authorized officer. He shall perform all duties and have all powers incident to the office of Secretary and shall perform such other duties as shall be assigned to him by the Board or the President. The Secretary may be assisted by one or more Assistant Secretaries.

(j) Treasurer. The Treasurer shall have charge and custody of all moneys, stocks, bonds, notes and other securities owned or held by the Corporation, except those held elsewhere at the direction of the Chief Executive Officer or the Board. He shall perform all duties and have all powers incident to the office of Treasurer and shall perform such other duties as shall be assigned to him by the Board, the Chief Executive Officer and the Chief Financial Officer. The Treasurer may be assisted by one or more Assistant Treasurers, and the Treasurer shall report to the Chief Financial Officer or to such other officer as may be designated by the Board or to the Board of Directors, as the Board of Directors shall determine.

SECTION 3. RESIGNATION, REMOVAL AND VACANCIES.

(a) Any officer may resign at any time by giving written notice of his resignation to the Board or the President. Any such resignation shall take effect at the time specified therein or when delivered to the Board, as the Board shall determine. Except as aforesaid, the acceptance of such resignation shall not be necessary to make it effective.

(b) Any officer, agent or employee elected or appointed by the Board may be removed, with or without cause, at any time by the Board. Any officer, agent or employee appointed by an officer may be removed, with or without cause, at any time by the Board or such officer. Any removal of an officer shall not affect any rights which a terminated employee shall have under any employment agreement between such person and the Corporation which has been approved by the Board of Directors and has been executed by an officer authorized by the Board to execute such agreement.

(c) A vacancy in any office may be filled for the unexpired portion of the term in the same manner as provided in these By-laws for election or appointment to such office.

ARTICLE V OTHER PROVISIONS

SECTION 1. DIVIDENDS. The Board may from time to time declare, and the corporation may pay, dividends on its outstanding shares in the manner and on the terms and conditions provided by law, subject to any contractual restrictions on which the corporation is then subject.

SECTION 2. INSPECTION OF BY-LAWS. The Corporation shall keep in its principal executive office a copy of these By-Laws as amended to date which shall be open to inspection to stockholders at all reasonable times during office hours. If the principal Executive Office of the corporation is outside the State of Nevada and the Corporation has no principal office in such State, it shall upon the written notice of any stockholders furnish to such stockholders a copy of these bylaws as amended to date.

SECTION 3. REPRESENTATION OF SHARES OF OTHER CORPORATIONS. The chief executive officer, chief financial officer, president or any other officer or officers authorized by the Board or the chief executive officer are each authorized to vote, represent, and exercise on behalf of the Corporation all rights incident to any and all shares of any other corporation or corporations standing in the name of the Corporation. The authority herein granted may be exercised either by any such office in person or by any other person authorized to do so by proxy or power of attorney duly executed by said officer.

ARTICLE VI INDEMNIFICATION

SECTION 1. INDEMNIFICATION IN ACTIONS BY THEIR PARTIES. Subject to the limitations of law, if any, the corporation shall have the power to indemnify any director, officer, employee and agent of the corporation who was or is a party or is threatened to be made a party to any proceeding (other than an action by or in the right of to procure a judgment in its favor against expenses, judgments, fines, settlements and other amounts actually and reasonably incurred in connection with such proceedings, provided that the Board shall find that the director, officer, employee or agent acted in good faith and in a manner which such person reasonably believed in their best interests of the corporation and, in the case of criminal proceedings, had no reasonable cause to believe the conduct was unlawful. The termination of any proceeding by judgment order, settlement, conviction or upon a plea of nolo contender shall not, of itself create a resumption that such person did not act in good faith and in a manner which the person reasonably believed to be in the best interest of the corporation or that such person had reasonable cause to believe such person's conduct was unlawful.

SECTION 2, INDEMNIFICATION IN ACTIONS BY OR ON BEHALF OF THE CORPORATION. Subject to the limitations of law, if any, the Corporation shall have the power to indemnify any director, officer, employee and agent of the corporation who was or is threatened to be made a party to any threatened, pending or completed legal action by or in the right of the Corporation to procure a judgment in its favor, against expenses actually and reasonable incurred by such person in connection with the defense or settlement, if the Board of Directors determine that such person acted in good faith, in a manner such person believed to be in the best interest of the Corporation and with such care, including reasonable inquiry, as an ordinarily prudent person would use under similar circumstances.

SECTION 3. ADVANCE OF EXPENSES. Expenses incurred in defending any proceeding may be advanced by the Corporation prior to the final disposition of such proceeding upon receipt of an undertaking by or on its behalf of any officer, director, employee or agent to repay such amount unless it shall be determined ultimately that the officer or director is entitled to be indemnified as authorized by this article.

SECTION 4. INSURANCE. The corporation shall have power to purchase and maintain insurance on behalf of any officer, director, employee or agent of the Corporation against any liability asserted against or incurred by the officer, director, employee or agent in such capacity or arising our of such person's status as such whether or not the corporation would have the power to indemnify the officer, or director, employee or agent against such liability under the provisions of this Article VI.

SECTION 5. RIGHTS UNDER NEVADA LAW. In addition to the rights of indemnification set forth in this Article VI, the Corporation shall indemnify and hold harmless its officers and directors and other indemnifiable persons to the maximum extent permitted by the law of the State of Nevada.

ARTICLE VII

CERTIFICATES; STOCK RECORD; TRANSFER AND REGISTRATION

SECTION 1. CERTIFICATES FOR STOCK.

(a) Every owner of stock of the Corporation shall be entitled to have a certificate certifying the number of shares owned by him in the Corporation and designating the class of stock to which such shares belong, which shall otherwise be in such form as the Board shall prescribe. Each such certificate shall be signed by, or in the name of the Corporation by, the Chief Executive Officer, the Chairman of the Board, the President or a Vice President and by the Treasurer or an Assistant Treasurer or the Secretary or an Assistant Secretary of the Corporation. Any or all of such signatures may be facsimiles.

(b) In case any officer, transfer agent or registrar who has signed or whose facsimile signature has been placed upon a certificate shall have ceased to be such officer, transfer agent or registrar before such certificate is issued, it may nevertheless be issued by the Corporation with the same effect as if he were such officer, transfer agent or registrar at the date of issue. Every certificate surrendered to the Corporation for exchange or transfer shall be cancelled and a new certificate or certificates shall not be issued in exchange for any existing certificate until such existing certificate shall have been so cancelled, except in cases provided for in Section 5 of this Article VI.

SECTION 3. STOCK RECORD. A stock record in one or more counterparts shall be kept of the name of the person, firm or corporation owning the stock represented by each certificate for stock of the Corporation issued, the number of shares represented by each such certificate, the date thereof and, in the case of cancellation, the date of cancellation. Except as otherwise expressly required by law, the person in whose name shares of stock stand on the stock record of the Corporation shall be deemed the owner thereof for all purposes as regards the Corporation.

SECTION 4. TRANSFER AND REGISTRATION OF STOCK.

(a) Transfer. The transfer of stock and certificates of stock which represent the stock of the Corporation shall be governed by the Uniform Commercial Code, as in effect in Nevada and as amended from time to time.

(b) Registration. Registration of transfers of shares of the Corporation shall be made only on the books of the Corporation by the registered holder thereof, or by his attorney thereunto authorized by power of attorney duly executed and filed with the Secretary of the Corporation, on the surrender of the certificate or certificates for such shares properly endorsed or accompanied by a stock power duly executed.

SECTION 5. NEW CERTIFICATES.

(a) Lost, Stolen or Destroyed Certificates. Where a stock certificate has been lost, apparently destroyed or wrongfully taken, the issuance of a new stock certificate or the claims based on such certificate shall be governed by the Uniform Commercial Code, as in effect in Nevada and amended from time to time.

(b) Mutilated Certificates. Where the holder of any certificate for stock of the Corporation notifies the Corporation of the mutilation of such certificate within a reasonable time after he has notice of it, the Corporation will issue a new certificate for stock in exchange for such mutilated certificate theretofore issued by it.

(c) Bond. The Board may, in its discretion, require the owner of the lost, stolen, destroyed or mutilated certificate to give the Corporation a bond in such sum, limited or unlimited, in such form and with such surety or sureties sufficient to indemnify the Corporation against any claim that may be made against it on account of the loss, theft, destruction or mutilation of any such certificate or the issuance of any such new certificate.

SECTION 6. REGULATIONS. The Board may make such rules and regulations as it may deem expedient, not inconsistent with these By-laws, concerning the issue, transfer and registration of certificates for stock of the Corporation. The Board may appoint or authorize any officer or officers to appoint one or more transfer clerks or one or more transfer agents and one or more registrars and may require all certificates for stock to bear the signature or signatures of any of them.

ARTICLE VIII

SEAL

The Board shall provide a corporate seal which shall bear the full name of the Corporation and the year and state of its incorporation.

ARTICLE IX

FISCAL YEAR

The fiscal year of the Corporation shall be determined by resolution of the Board of Directors.

ARTICLE X

AMENDMENTS

These By-laws may be amended, altered or repealed by the vote of a majority of the whole Board; provided, however, that the stockholders may, by their vote given at an annual or special meeting, amend or repeal any By-Law made by the Board. Any action by the stockholders shall require the affirmative vote of the holders of a majority of the shares entitled to vote, provided that there is a quorum at the meeting.

Appendix C

ADSOUTH PARTNERS, INC.

2005 Long-Term Incentive Plan (as amended June 16, 2005)

1. Purpose; Definitions.

The purpose of the Adsouth Partners, Inc. 2005 Stock Option Plan (the “Plan”) is to enable Adsouth Partners, Inc. (the “Company”) to attract, retain and reward key employees of the Company and its Subsidiaries and Affiliates, and others who provide services to the Company and its Subsidiaries and Affiliates, and strengthen the mutuality of interests between such key employees and such other persons and the Company’s stockholders, by offering such key employees and such other persons incentives and/or other equity interests or equity-based incentives in the Company, as well as performance-based incentives payable in cash.

For purposes of the Plan, the following terms shall be defined as set forth below:

(a) “Affiliate” means any corporation, partnership, limited liability company, joint venture or other entity, other than the Company and its Subsidiaries, that is designated by the Board as a participating employer under the Plan, provided that the Company directly or indirectly owns at least 20% of the combined voting power of all classes of stock of such entity or at least 20% of the ownership interests in such entity.

(b) “Board” means the Board of Directors of the Company.

(c) “Book Value” means, as of any given date, on a per share basis (i) the stockholders’ equity in the Company as of the last day of the immediately preceding fiscal year as reflected in the Company’s consolidated balance sheet, subject to such adjustments as the Committee shall specify at or after grant, divided by (ii) the number of then outstanding shares of Stock as of such year-end date, as adjusted by the Committee for subsequent events.

(d) “Cause” means a felony conviction of a participant, or the failure of a participant to contest prosecution for a felony, or a participant’s willful misconduct or dishonesty, or breach of trust or other action by which the participant obtains personal gain at the expense of or to the detriment of the Company or conduct which results in civil or criminal liability or penalties, including penalties pursuant to a consent decree, order or agreement, on the part of the Company; provided, however, that if the participant has an Employment Agreement with the Company, a Subsidiary or Affiliate which includes a definition of “cause,” then “cause” shall have the meaning as defined in such Employment Agreement.

(e) “Code” means the Internal Revenue Code of 1986, as amended from time to time, and any successor thereto.

(f) “Commission” means the Securities and Exchange Commission or any successor thereto.

(g) “Committee” means the Committee referred to in Section 2 of the Plan. If at any time no Committee shall be in office, then the functions of the Committee specified in the Plan shall be exercised by the Board.

(h) “Company” means Adsouth Partners, Inc., a Nevada corporation, or any successor corporation.

(i) “Deferred Stock” means an award made pursuant to Section 8 of the Plan of the right to receive Stock at the end of a specified deferral period.

(j) “Disability” means disability as determined under procedures established by the Committee for purposes of the Plan; provided that if the participant has an Employment Agreement with the Company, a Subsidiary or Affiliate which includes a definition of “disability,” then “disability” shall have the meaning as defined in such Employment Agreement.

(k) “Early Retirement” means retirement, with the express consent for purposes of the Plan of the Company at or before the time of such retirement, from active employment with the Company and any Subsidiary or Affiliate pursuant to the early retirement provisions of the applicable pension plan of such entity.

(l) “Employment Agreement” shall mean an employment or consulting agreement or other agreement pursuant to which the participant performs services for the Company or a Subsidiary or Affiliate.

(m) “Exchange Act” means the Securities Exchange Act of 1934, as amended, from time to time, and any successor thereto.

(n) “Fair Market Value” means, as of any given date, the market price of the Stock as determined by or in accordance with the policies established by the Committee in good faith; provided, that, in the case of an Incentive Stock Option, the Fair Market Value shall be determined in accordance with the Code and the Treasury regulations under the Code.

(o) “Incentive Stock Option” means any Stock Option intended to be and designated as an “Incentive Stock Option” within the meaning of Section 422 of the Code.

(p) “Independent Director” shall mean a “non-employee director” as set forth in Rule 16b-3 of the Commission pursuant to the Exchange Act or any successor definition adopted by the Commission; provided that in the event that said rule (or successor rule) shall not have such a definition, the term Independent Director shall mean a director of the Company who is not otherwise employed by the Company or any Subsidiary or Affiliate; provided, however, an Independent Director shall also be an independent director as determined by the rules or regulations of the principal stock exchange or market on which the Stock is traded or, if the Stock is not listed or traded on such exchange, as determined by the Board.

(q) “Non-Qualified Stock Option” means any Stock Option that is not an Incentive Stock Option.

(r) “Normal Retirement” means retirement from active employment with the Company and any Subsidiary or Affiliate on or after age 65 or such other age as is designated by the Company, Subsidiary or Affiliate as the normal retirement age.

(s) “Other Stock-Based Award” means an award under Section 10 of the Plan that is valued in whole or in part by reference to, or is otherwise based on, Stock.

(t) “Plan” means this Adsouth Partners, Inc. 2005 Long-Term Incentive Plan, as hereinafter amended from time to time.

(u) “Restricted Stock” means an award of shares of Stock that is subject to restrictions under Section 7 of the Plan.

(v) “Retirement” means Normal Retirement or Early Retirement.

(w) “Stock” means the common stock, par value $.0001 per share, of the Company or any class of common stock into which such common stock may hereafter be converted or for which such common stock may be exchanged pursuant to the Company’s certificate of incorporation or as part of a recapitalization, reorganization or similar transaction.

(x) “Stock Appreciation Right” means the right pursuant to an award granted under Section 6 of the Plan to surrender to the Company all (or a portion) of a Stock Option in exchange for an amount equal to the difference between (i) the Fair Market Value, as of the date such award or Stock Option (or such portion thereof) is surrendered, of the shares of Stock covered by such Stock Option (or such portion thereof), subject, where applicable, to the pricing provisions in Section 6(b)(ii) of the Plan and (ii) the aggregate exercise price of such Stock Option or base price with respect to such award (or the portion thereof which is surrendered).

(y) “Stock Option” or “Option” means any option to purchase shares of Stock (including Restricted Stock and Deferred Stock, if the Committee so determines) granted pursuant to Section 5 of the Plan.

(z) “Stock Purchase Right” means the right to purchase Stock pursuant to Section 9 of the Plan.

(aa) “Subsidiary” means any corporation or other business association, including a partnership (other than the Company) in an unbroken chain of corporations or other business associations beginning with the Company if each of the corporations or other business associations (other than the last corporation in the unbroken chain) owns equity interests (including stock or partnership interests) possessing 50% or more of the total combined voting power of all classes of equity in one of the other corporations or other business associations in the chain. The Board may elect to treat as a Subsidiary an entity in which the Company possesses less than 50% of the total combined voting power of all classes of equity if, under generally accepted accounting principles, the Company may include the financial statements of such entity as part of the Company’s consolidated financial statements (other than as a minority interest or other single line item).

In addition, the terms “Change in Control,”“Potential Change in Control” and “Change in Control Price” shall have meanings set forth, respectively, in Sections 11(b), (c) and (d) of the Plan.

2. Administration.

(a) The Plan shall be administered by a Committee of not less than three directors of which not less than two shall be Independent Directors, who shall be appointed by the Board and who shall serve at the pleasure of the Board. If and to the extent that no Committee exists which has the authority to administer the Plan, the functions of the Committee specified in the Plan shall be exercised by the Board.

(b) The Committee shall have full authority to grant, pursuant to the terms of the Plan, to officers and other persons eligible under Section 4 of the Plan, provided that Independent Directors shall not be eligible for options or other benefits pursuant to the Plan other than as provided in Sections 4(b) and 4(c) of the Plan: Stock Options, Stock Appreciation Rights, Restricted Stock, Deferred Stock, Stock Purchase Rights and/or Other Stock-Based Awards. In particular, the Committee shall have the authority:

(i) to select the officers and other eligible persons to whom Stock Options, Stock Appreciation Rights, Restricted Stock, Deferred Stock, Stock Purchase Rights and/or Other Stock-Based Awards may from time to time be granted pursuant to the Plan;

(ii) to determine whether and to what extent Incentive Stock Options, Non-Qualified Stock Options, Stock Appreciation Rights, Restricted Stock, Deferred Stock, Stock Purchase Rights and/or Other Stock-Based Awards, or any combination thereof, are to be granted pursuant to the Plan, to one or more eligible persons;

(iii) to determine the number of shares to be covered by each such award granted pursuant to the Plan;

(iv) to determine the terms and conditions, not inconsistent with the terms of the Plan, of any award granted under the Plan, including, but not limited to, the share price or exercise price and any restriction or limitation, or any vesting, acceleration or waiver of forfeiture restrictions regarding any Stock Option or other award and/or the shares of Stock relating thereto, based in each case on such factors as the Committee shall, in its sole discretion, determine;

(v) to determine whether, to what extent and under what circumstances a Stock Option may be settled in cash, Restricted Stock and/or Deferred Stock under Section 5(b)(x) or (xi) of the Plan, as applicable, instead of Stock;

(vi) to determine whether, to what extent and under what circumstances Option grants and/or other awards under the Plan and/or other cash awards made by the Company are to be made, and operate, on a tandem basis with other awards under the Plan and/or cash awards made outside of the Plan in a manner whereby the exercise of one award precludes, in whole or in part, the exercise of another award, or on an additive basis;

(vii) to determine whether, to what extent and under what circumstances Stock and other amounts payable with respect to an award under this Plan shall be deferred either automatically or at the election of the participant, including any provision for any determination or method of determination of the amount (if any) deemed be earned on any deferred amount during any deferral period;

(viii) to determine the terms and restrictions applicable to Stock Purchase Rights and the Stock purchased by exercising such Rights; and

(ix) to determine an aggregate number of awards and the type of awards to be granted to eligible persons employed or engaged by the Company and/or any specific Subsidiary, Affiliate or division and grant to management the authority to grant such awards, provided that no awards to any person subject to the reporting and short-swing profit provisions of Section 16 of the Exchange Act may be granted awards except by the Committee.

(c) In the event that any officers or other participants have Employment Agreements with the Company which provide for the grant of options to such participants, the options shall be treated for all purposes as if they were granted pursuant to this Plan as long as there is a sufficient number of shares available for grant pursuant to this Plan.

(d) The Committee shall have the authority to adopt, alter and repeal such rules, guidelines and practices governing the Plan as it shall, from time to time, deem advisable; to interpret the terms and provisions of the Plan and any award issued under the Plan and any agreements relating thereto, and otherwise to supervise the administration of the Plan.

(e) All decisions made by the Committee pursuant to the provisions of the Plan shall be made in the Committee’s sole discretion and shall be final and binding on all persons, including the Company and Plan participants.

3. Stock Subject to Plan.

(a) The total number of shares of Stock reserved and available for distribution under the Plan shall be one million eight hundred seventy thousand (1,870,000) shares of Stock. In the event that awards are granted in tandem such that the exercise of one award precludes the exercise of another award then, for the purpose of determining the number of shares of Stock as to which awards shall have been granted, the maximum number of shares of Stock issuable pursuant to such tandem awards shall be used.

(b) Subject to Section 6(b)(v) of the Plan, if any shares of Stock that have been optioned cease to be subject to a Stock Option, or if any such shares of Stock that are subject to any Restricted Stock or Deferred Stock award, Stock Purchase Right or Other Stock-Based Award granted under the Plan are forfeited or any such award otherwise terminates without a payment being made to the participant in the form of Stock, such shares shall again be available for distribution in connection with future awards under the Plan.

(c) In the event of any merger, reorganization, consolidation, recapitalization, stock dividend, stock split, stock distribution, reverse split, combination of shares or other change in corporate structure affecting the Stock, such substitution or adjustment shall be made in the aggregate number of shares reserved for issuance under the Plan, in the base number of shares, in the number and option price of shares subject to outstanding Options granted under the Plan, in the number and purchase price of shares subject to outstanding Stock Purchase Rights under the Plan, and in the number of shares subject to other outstanding awards granted under the Plan as may be determined to be appropriate by the Committee, in its sole discretion, provided that the number of shares subject to any award shall always be a whole number, and provided that the treatment of such options and rights shall be consistent with the nature of the event. Such adjusted option price shall also be used to determine the amount payable by the Company upon the exercise of any Stock Appreciation Right associated with any Stock Option.

4. Eligibility.

(a) Officers and other key employees and directors of, and consultants and independent contractors to, the Company and its Subsidiaries and Affiliates (but excluding, except as to Sections 4(b) and 4(c) of the Plan, Independent Directors) who are responsible for or contribute to the management, growth and/or profitability of the business of the Company and/or its Subsidiaries and Affiliates are eligible to be granted awards under the Plan.

(b) On each April 1 of each year, commencing April 1, 2006, each person who is a Independent Director on such date shall automatically be granted a Non-Qualified Stock Option to purchase ten thousand (10,000) shares of Stock (or such lesser number of shares of Stock as remain available for grant at such date under the Plan, divided by the number of Independent Directors at such date). Such Stock Options shall be exercisable at a price per share equal to the greater of the Fair Market Value on the date of grant or the par value of one share of Stock. The Non-Qualified Stock Options granted pursuant to this Section 4(b) and pursuant to Section 4(c) of the Plan shall become exercisable as to all of the shares subject thereto six months from the date of grant, and shall expire on the earlier of (i) five years from the date of grant, or (ii) seven (7) months from the date such Independent Director ceases to be a director if such Independent Director ceases to be a director other than as a result of his death or Disability. The provisions of this Section 4(b) and said Section 4(c) may not be amended more than one (1) time in any six (6) month period other than to comply with changes in the Code or the Employee Retirement Income Security Act (“ERISA”) or the rules thereunder.

(c) At the time an Independent Director is first elected to the Board, such person shall automatically be granted a Non-Qualified Stock Option to purchase fifty thousand (50,000) shares of Stock (or such lesser number of shares of Stock as remain available for grant at such date under the Plan, divided by the number of Independent Directors who are elected as directors at such date).

5. Stock Options.

(a) Administration. Stock Options may be granted alone, in addition to or in tandem with other awards granted under the Plan and/or cash awards made outside of the Plan. Any Stock Option granted under the Plan shall be in such form as the Committee may from time to time approve. Stock Options granted under the Plan may be of two types: (i) Incentive Stock Options and (ii) Non-Qualified Stock Options. The Committee shall have the authority to grant to any optionee Incentive Stock Options, Non-Qualified Stock Options, or both types of Stock Options (in each case with or without Stock Appreciation Rights).

(b) Option Grants. Options granted under the Plan shall be subject to the following terms and conditions and shall contain such additional terms and conditions, not inconsistent with the terms of the Plan, as the Committee, in its sole discretion, shall deem desirable:

(i) Option Price. The option price per share of Stock purchasable under a Stock Option shall be determined by the Committee at the time of grant.

(ii) Option Term. The term of each Stock Option shall be fixed by the Committee, but no Stock Option shall be exercisable more than ten (10) years after the date the Option is granted.

(iii) Exercisability. Stock Options shall be exercisable at such time or times and subject to such terms and conditions as shall be determined by the Committee at or after grant. If the Committee provides, in its sole discretion, that any Stock Option is exercisable only in installments, the Committee may waive such installment exercise provisions at any time at or after grant in whole or in part, based on such factors as the Committee shall, in its sole discretion, determine.

(iv) Method of Exercise.

(A) Subject to whatever installment exercise provisions apply under Section 5(b)(iii) of the Plan, Stock Options may be exercised in whole or in part at any time during the option period, by giving written notice of exercise to the Company specifying the number of shares to be purchased. Such notice shall be accompanied by payment in full of the purchase price, either by check, note or such other instrument, securities or property as the Committee may accept. As and to the extent determined by the Committee, in its sole discretion, at or after grant, payments in full or in part may also be made in the form of Stock already owned by the optionee or, in the case of the exercise of a Non-Qualified Stock Option, Restricted Stock or Deferred Stock subject to an award hereunder (based, in each case, on the Fair Market Value of the Stock on the date the option is exercised, as determined by the Committee).

(B) If payment of the option exercise price of a Non-Qualified Stock Option is made in whole or in part in the form of Restricted Stock or Deferred Stock, the Stock issuable upon such exercise (and any replacement shares relating thereto) shall remain (or be) restricted or deferred, as the case may be, in accordance with the original terms of the Restricted Stock award or Deferred Stock award in question, and any additional Stock received upon the exercise shall be subject to the same forfeiture restrictions or deferral limitations, unless otherwise determined by the Committee, in its sole discretion, at or after grant.

(C) No shares of Stock shall be issued until full payment therefor has been received by the Company. In the event of any exercise by note or other instrument, the shares of Stock shall not be issued until such note or other instrument shall have been paid in full, and the exercising optionee shall have no rights as a stockholder until such payment is made.

(D) Subject to Section 5(b)(iv)(C) of the Plan, an optionee shall generally have the rights to dividends or other rights of a stockholder with respect to shares subject to the Option when the optionee has given written notice of exercise, has paid in full for such shares, and, if requested, has given the representation described in Section 14(a) of the Plan.

(v) Non-Transferability of Options. No Stock Option shall be transferable by the optionee otherwise than by will or by the laws of descent and distribution, and all Stock Options shall be exercisable, during the optionee’s lifetime, only by the optionee.

(vi) Termination by Death. Subject to Section 5(b)(ix) of the Plan with respect to Incentive Stock Options, if an optionee’s employment by the Company and any Subsidiary or Affiliate terminates by reason of death, any Stock Option held by such optionee may thereafter be exercised, to the extent such option was exercisable at the time of death or on such accelerated basis as the Committee may determine at or after grant (or as may be determined in accordance with procedures established by the Committee), by the legal representative of the estate or by the legatee of the optionee under the will of the optionee, for a period of one year (or such other period as the Committee may specify at grant) from the date of such death or until the expiration of the stated term of such Stock Option, whichever period is the shorter.

(vii) Termination by Reason of Disability or Retirement. Subject to Section 5(b)(ix) of the Plan with respect to Incentive Stock Options, if an optionee’s employment by the Company and any Subsidiary or Affiliate terminates by reason of a Disability or Normal or Early Retirement, any Stock Option held by such optionee may thereafter be exercised by the optionee, to the extent it was exercisable at the time of termination or on such accelerated basis as the Committee may determine at or after grant (or as may be determined in accordance with procedures established by the Committee), for a period of one year (or such other period as the Committee may specify at grant) from the date of such termination of employment or until the expiration of the stated term of such Stock Option, whichever period is the shorter; provided, however, that, if the optionee dies within such one-year period (or such other period as the Committee shall specify at grant), any unexercised Stock Option held by such optionee shall thereafter be exercisable to the extent to which it was exercisable at the time of death for a period of one year from the date of such death or until the expiration of the stated term of such Stock Option, whichever period is the shorter. In the event of termination of employment by reason of Disability or Normal or Early Retirement, if an Incentive Stock Option is exercised after the expiration of the exercise periods that apply for purposes of Section 422 of the Code, such Stock Option will thereafter be treated as a Non-Qualified Stock Option.

(viii) Other Termination. Unless otherwise determined by the Committee (or pursuant to procedures established by the Committee) at or after grant, if an optionee’s employment by the Company and any Subsidiary or Affiliate terminates for any reason other than death, Disability or Normal or Early Retirement, the Stock Option shall thereupon terminate; provided, however, that if the optionee is involuntarily terminated by the Company or any Subsidiary or Affiliate without Cause, including a termination resulting from the Subsidiary, Affiliate or division in which the optionee is employed or engaged, ceasing, for any reason, to be a Subsidiary, Affiliate or division of the Company, such Stock Option may be exercised, to the extent otherwise exercisable on the date of termination, for a period of three months (or seven months in the case of a person subject to the reporting and short-swing profit provisions of Section 16 of the Exchange Act) from the date of such termination or until the expiration of the stated term of such Stock Option, whichever is shorter.

(ix) Incentive Stock Options.

(A) Anything in the Plan to the contrary notwithstanding, no term of the Plan relating to Incentive Stock Options shall be interpreted, amended or altered, nor shall any discretion or authority granted under the Plan be so exercised, so as to disqualify the Plan under Section 422 of the Code, or, without the consent of the optionee(s) affected, to disqualify any Incentive Stock Option under such Section 422.

(B) To the extent required for “incentive stock option” status under Section 422(d) of the Code (taking into account applicable Treasury regulations and pronouncements), the Plan shall be deemed to provide that the aggregate Fair Market Value (determined as of the time of grant) of the Stock with respect to which Incentive Stock Options are exercisable for the first time by the optionee during any calendar year under the Plan and/or any other stock option plan of the Company or any Subsidiary or parent corporation (within the meaning of Section 425 of the Code) shall not exceed $100,000. If Section 422 is hereafter amended to delete the requirement now in Section 422(d) that the plan text expressly provide for the $100,000 limitation set forth in Section 422(d), then this Section 5(b)(ix)(B) shall no longer be operative and the Committee may accelerate the dates on which the incentive stock option may be exercised.

(C) To the extent permitted under Section 422 of the Code or the applicable regulations thereunder or any applicable Internal Revenue Service pronouncement:

(I) If (x) a participant’s employment is terminated by reason of death, Disability or Retirement and (y) the portion of any Incentive Stock Option that is otherwise exercisable during the post-termination period specified under Sections 5(b)(vi) and (vii) of the Plan, applied without regard to the $100,000 limitation contained in Section 422(d) of the Code, is greater than the portion of such option that is immediately exercisable as an “incentive stock option” during such post-termination period under Section 422, such excess shall be treated as a Non-Qualified Stock Option; and

(II) if the exercise of an Incentive Stock Option is accelerated by reason of a Change in Control, any portion of such option that is not exercisable as an Incentive Stock Option by reason of the $100,000 limitation contained in Section 422(d) of the Code shall be treated as a Non-Qualified Stock Option.

(x) Buyout Provisions. The Committee may at any time offer to buy out for a payment in cash, Stock, Deferred Stock or Restricted Stock an option previously granted, based on such terms and conditions as the Committee shall establish and communicate to the optionee at the time that such offer is made.

(xi) Settlement Provisions. If the option agreement so provides at grant or is amended after grant and prior to exercise to so provide (with the optionee’s consent), the Committee may require that all or part of the shares to be issued with respect to the spread value of an exercised Option take the form of Deferred or Restricted Stock which shall be valued on the date of exercise on the basis of the Fair Market Value (as determined by the Committee) of such Deferred or Restricted Stock determined without regard to the deferral limitations and/or forfeiture restrictions involved.

6. Stock Appreciation Rights.

(a) Grant and Exercise.

(i) Stock Appreciation Rights may be granted in conjunction with all or part of any Stock Option granted under the Plan. In the case of a Non-Qualified Stock Option, such rights may be granted either at or after the time of the grant of such Stock Option. In the case of an Incentive Stock Option, such rights may be granted only at the time of the grant of such Stock Option.

(ii) A Stock Appreciation Right or applicable portion thereof granted with respect to a given Stock Option shall terminate and no longer be exercisable upon the termination or exercise of the related Stock Option, subject to such provisions as the Committee may specify at grant where a Stock Appreciation Right is granted with respect to less than the full number of shares covered by a related Stock Option.

(iii) A Stock Appreciation Right may be exercised by an optionee, subject to Section 6(b) of the Plan, in accordance with the procedures established by the Committee for such purpose. Upon such exercise, the optionee shall be entitled to receive an amount determined in the manner prescribed in said Section 6(b). Stock Options relating to exercised Stock Appreciation Rights shall no longer be exercisable to the extent that the related Stock Appreciation Rights have been exercised.

(b) Terms and Conditions. Stock Appreciation Rights shall be subject to such terms and conditions, not inconsistent with the provisions of the Plan, as shall be determined from time to time by the Committee, including the following:

(i) Stock Appreciation Rights shall be exercisable only at such time or times and to the extent that the Stock Options to which they relate shall be exercisable in accordance with the provisions of this Section 6 and Section 5 of the Plan; provided, however, that any Stock Appreciation Right granted to an optionee subject to Section 16(b) of the Exchange Act subsequent to the grant of the related Stock Option shall not be exercisable during the first six months of its term, except that this special limitation shall not apply in the event of death or Disability of the optionee prior to the expiration of the six-month period. The exercise of Stock Appreciation Rights held by optionees who are subject to Section 16(b) of the Exchange Act shall comply with Rule 16b-3 thereunder to the extent applicable.

(ii) Upon the exercise of a Stock Appreciation Right, an optionee shall be entitled to receive an amount in cash and/or shares of Stock equal in value to the excess of the Fair Market Value of one share of Stock over the option price per share specified in the related Stock Option multiplied by the number of shares in respect of which the Stock Appreciation Right shall have been exercised, with the Committee having the right to determine the form of payment. When payment is to be made in shares of Stock, the number of shares to be paid shall be calculated on the basis of the Fair Market Value of the shares on the date of exercise. When payment is to be made in cash, such amount shall be based upon the Fair Market Value of the Stock on the date of exercise, determined in a manner not inconsistent with Section 16(b) of the Exchange Act and the rules of the Commission thereunder.

(iii) Stock Appreciation Rights shall be transferable only when and to the extent that the underlying Stock Option would be transferable under Section 5(b)(v) of the Plan.

(iv) Upon the exercise of a Stock Appreciation Right, the Stock Option or part thereof to which such Stock Appreciation Right is related shall be deemed to have been exercised only to the extent of the number of shares issued under the Stock Appreciation Right at the time of exercise based on the value of the Stock Appreciation Right at such time.

(v) In its sole discretion, the Committee may grant Stock Appreciation Rights that become exercisable only in the event of a Change in Control and/or a Potential Change in Control, subject to such terms and conditions as the Committee may specify at grant; provided that any such Stock Appreciation Rights shall be settled solely in cash.

(vi) The Committee, in its sole discretion, may also provide that, in the event of a Change in Control and/or a Potential Change in Control, the amount to be paid upon the exercise of a Stock Appreciation Right shall be based on the Change in Control Price, subject to such terms and conditions as the Committee may specify at grant.

7. Restricted Stock.

(a) Administration. Shares of Restricted Stock may be issued either alone, in addition to or in tandem with other awards granted under the Plan and/or cash awards made outside of the Plan. The Committee shall determine the eligible persons to whom, and the time or times at which, grants of Restricted Stock will be made, the number of shares to be awarded, the price (if any) to be paid by the recipient of Restricted Stock, subject to Section 7(b) of the Plan, the time or times within which such awards may be subject to forfeiture, and all other terms and conditions of the awards. The Committee may condition the grant of Restricted Stock upon the attainment of specified performance goals or such other factors as the Committee may, in its sole discretion, determine. The provisions of Restricted Stock awards need not be the same with respect to each recipient.

(b) Awards and Certificates.

(i) The prospective recipient of a Restricted Stock award shall not have any rights with respect to such award unless and until such recipient has executed an agreement evidencing the award and has delivered a fully executed copy thereof to the Company, and has otherwise complied with the applicable terms and conditions of such award.

(ii) The purchase price for shares of Restricted Stock may be equal to or less than their par value and may be zero.

(iii) Awards of Restricted Stock must be accepted within a period of 60 days (or such shorter period as the Committee may specify at grant) after the award date, by executing a Restricted Stock Award Agreement and paying the price, if any, required under Section 7(b)(ii).

(iv) Each participant receiving a Restricted Stock award shall be issued a stock certificate in respect of such shares of Restricted Stock. Such certificate shall be registered in the name of such participant, and shall bear an appropriate legend referring to the terms, conditions, and restrictions applicable to such award.

(v) The Committee shall require that (A) the stock certificates evidencing shares of Restricted Stock be held in the custody of the Company until the restrictions thereon shall have lapsed, and (B) as a condition of any Restricted Stock award, the participant shall have delivered a stock power, endorsed in blank, relating to the Restricted Stock covered by such award.

(c) Restrictions and Conditions. The shares of Restricted Stock awarded pursuant to this Section 7 shall be subject to the following restrictions and conditions:

(i) Subject to the provisions of the Plan and the award agreement, during a period set by the Committee commencing with the date of such award (the “Restriction Period”), the participant shall not be permitted to sell, transfer, pledge or assign shares of Restricted Stock awarded under the Plan. Within these limits, the Committee, in its sole discretion, may provide for the lapse of such restrictions in installments and may accelerate or waive such restrictions in whole or in part, based on service, performance and/or such other factors or criteria as the Committee may determine, in its sole discretion.

(ii) Except as provided in this Section 7(c)(ii) and Section 7(c)(i) of the Plan, the participant shall have, with respect to the shares of Restricted Stock, all of the rights of a stockholder of the Company, including the right to vote the shares and the right to receive any regular cash dividends paid out of current earnings. The Committee, in its sole discretion, as determined at the time of award, may permit or require the payment of cash dividends to be deferred and, if the Committee so determines, reinvested, subject to Section 14(e) of the Plan, in additional Restricted Stock to the extent shares are available under Section 3 of the Plan, or otherwise reinvested. Stock dividends, splits and distributions issued with respect to Restricted Stock shall be treated as additional shares of Restricted Stock that are subject to the same restrictions and other terms and conditions that apply to the shares with respect to which such dividends are issued, and the Committee may require the participant to deliver an additional stock power covering the shares issuable pursuant to such stock dividend, split or distribution. Any other dividends or property distributed with regard to Restricted Stock, other than regular dividends payable and paid out of current earnings, shall be held by the Company subject to the same restrictions as the Restricted Stock.

(iii) Subject to the applicable provisions of the award agreement and this Section 7, upon termination of a participant’s employment or other services with the Company and any Subsidiary or Affiliate for any reason during the Restriction Period, all shares still subject to restriction will vest, or be forfeited, in accordance with the terms and conditions established by the Committee at or after grant.

(iv) If and when the Restriction Period expires without a prior forfeiture of the Restricted Stock subject to such Restriction Period, certificates for an appropriate number of unrestricted shares, and other property held by the Company with respect to such Restricted Shares, shall be delivered to the participant promptly.

(d) Minimum Value Provisions. In order to better ensure that award payments actually reflect the performance of the Company and service of the participant, the Committee may provide, in its sole discretion, for a tandem Stock Option or performance-based or other award designed to guarantee a minimum value, payable in cash or Stock to the recipient of a Restricted Stock award, subject to such performance, future service, deferral and other terms and conditions as may be specified by the Committee.

8. Deferred Stock.

(a) Administration. Deferred Stock may be awarded either alone, in addition to or in tandem with other awards granted under the Plan and/or cash awards made outside of the Plan. The Committee shall determine the eligible persons to whom and the time or times at which Deferred Stock shall be awarded, the number of shares of Deferred Stock to be awarded to any person, the duration of the period (the “Deferral Period”) during which, and the conditions under which, receipt of the Stock will be deferred, and the other terms and conditions of the award in addition to those set forth in Section 8(b). The Committee may condition the grant of Deferred Stock upon the attainment of specified performance goals or such other factors or criteria as the Committee shall, in its sole discretion, determine. The provisions of Deferred Stock awards need not be the same with respect to each recipient.

(b) Terms and Conditions. The shares of Deferred Stock awarded pursuant to this Section 8 shall be subject to the following terms and conditions:

(i) Subject to the provisions of the Plan and the award agreement referred to in Section 8(b)(vi) of the Plan, Deferred Stock awards may not be sold, assigned, transferred, pledged or otherwise encumbered during the Deferral Period. At the expiration of the Deferral Period (or the Elective Deferral Period referred to in Section 8(b)(v) of the Plan, where applicable), share certificates representing the shares covered by the Deferred Stock award shall be delivered to the participant or his legal representative.

(ii) Unless otherwise determined by the Committee at grant, amounts equal to any dividends declared during the Deferral Period with respect to the number of shares covered by a Deferred Stock award will be paid to the participant currently, or deferred and deemed to be reinvested in additional Deferred Stock, or otherwise reinvested, all as determined at or after the time of the award by the Committee, in its sole discretion.

(iii) Subject to the provisions of the award agreement and this Section 8, upon termination of a participant’s employment with the Company and any Subsidiary or Affiliate for any reason during the Deferral Period for a given award, the Deferred Stock in question will vest, or be forfeited, in accordance with the terms and conditions established by the Committee at or after grant.

(iv) Based on service, performance and/or such other factors or criteria as the Committee may determine, the Committee may, at or after grant, accelerate the vesting of all or any part of any Deferred Stock award and/or waive the deferral limitations for all or any part of such award.

(v) A participant may elect to further defer receipt of an award (or an installment of an award) for a specified period or until a specified event (the “Elective Deferral Period”), subject in each case to the Committee’s approval and to such terms as are determined by the Committee, all in its sole discretion. Subject to any exceptions adopted by the Committee, such election must generally be made at least twelve months prior to completion of the Deferral Period for such Deferred Stock award (or such installment).

(vi) Each award shall be confirmed by, and subject to the terms of, a Deferred Stock agreement executed by the Company and the participant.

(c) Minimum Value Provisions. In order to better ensure that award payments actually reflect the performance of the Company and service of the participant, the Committee may provide, in its sole discretion, for a tandem Stock Option or performance-based or other award designed to guarantee a minimum value, payable in cash or Stock to the recipient of a deferred stock award, subject to such performance, future service, deferral and other terms and conditions as may be specified by the Committee.

9. Stock Purchase Rights.

(a) Awards and Administration. The Committee may grant eligible participants Stock Purchase Rights which shall enable such participants to purchase Stock (including Deferred Stock and Restricted Stock):

(i) at its Fair Market Value on the date of grant;

(ii) at a percentage of such Fair Market Value on such date, such percentage to be determined by the Committee in its sole discretion;

(iii) at an amount equal to Book Value on such date; or

(iv) at an amount equal to the par value of such Stock on such date.

The Committee shall also impose such deferral, forfeiture and/or other terms and conditions as it shall determine, in its sole discretion, on such Stock Purchase Rights or the exercise thereof. The terms of Stock Purchase Rights awards need not be the same with respect to each participant. Each Stock Purchase Right award shall be confirmed by, and be subject to the terms of, a Stock Purchase Rights Agreement.

(b) Exercisability. Stock Purchase Rights shall generally be exercisable for such period after grant as is determined by the Committee not to exceed sixty (60) days. However, the Committee may provide, in its sole discretion, that the Stock Purchase Rights of persons potentially subject to Section 16(b) of the Exchange Act shall not become exercisable until six months and one day after the grant date, and shall then be exercisable for ten trading days at the purchase price specified by the Committee in accordance with Section 9(a) of the Plan.

10. Other Stock-Based Awards.

(a) Administration.

(i) Other awards of Stock and other awards that are valued in whole or in part by reference to, or are otherwise based on, Stock (“Other Stock-Based Awards”), including, without limitation, performance shares, convertible preferred stock (to the extent a series of preferred stock has been or may be created by, or in accordance with a procedure set forth in, the Company’s certificate of incorporation), convertible debentures, warrants, exchangeable securities and Stock awards or options valued by reference to Fair Market Value, Book Value or performance of the Company or any Subsidiary, Affiliate or division, may be granted either alone or in addition to or in tandem with Stock Options, Stock Appreciation Rights, Restricted Stock, Deferred Stock or Stock Purchase Rights granted under the Plan and/or cash awards made outside of the Plan.

(ii) Subject to the provisions of the Plan, the Committee shall have authority to determine the persons to whom and the time or times at which such award shall be made, the number of shares of Stock to be awarded pursuant to such awards, and all other conditions of the awards. The Committee may also provide for the grant of Stock upon the completion of a specified performance period. The provisions of Other Stock-Based Awards need not be the same with respect to each recipient.

(b) Terms and Conditions. Other Stock-Based Awards made pursuant to this Section 10 shall be subject to the following terms and conditions:

(i) Subject to the provisions of the Plan and the award agreement referred to in Section 10(b)(v) of the Plan, shares of Stock subject to awards made under this Section 10 may not be sold, assigned, transferred, pledged or otherwise encumbered prior to the date on which the shares are issued, or, if later, the date on which any applicable restriction, performance or deferral period lapses.

(ii) Subject to the provisions of the Plan and the award agreement and unless otherwise determined by the Committee at grant, the recipient of an award under this Section 10 shall be entitled to receive, currently or on a deferred basis, interest or dividends or interest or dividend equivalents with respect to the number of shares covered by the award, as determined at the time of the award by the Committee, in its sole discretion, and the Committee may provide that such amounts (if any) shall be deemed to have been reinvested in additional Stock or otherwise reinvested.

(iii) Any award under Section 10 and any Stock covered by any such award shall vest or be forfeited to the extent so provided in the award agreement, as determined by the Committee, in its sole discretion.

(iv) In the event of the participant’s Retirement, Disability or death, or in cases of special circumstances, the Committee may, in its sole discretion, waive in whole or in part any or all of the remaining limitations (if any) imposed with respect to any or all of an award pursuant to this Section 10.

(v) Each award under this Section 10 shall be confirmed by, and subject to the terms of, an agreement or other instrument by the Company and by the participant.

(vi) Stock (including securities convertible into Stock) issued on a bonus basis under this Section 10 may be issued for no cash consideration.

11. Change in Control Provisions.

(a) Impact of Event. In the event of a “Change in Control,” as defined in Section 11(b) of the Plan, or a “Potential Change in Control,” as defined in Section 11(c) of the Plan, except to the extent otherwise determined by the Committee or the Board at or after grant (subject to any right of approval expressly reserved by the Committee or the Board at the time of such determination), the following acceleration and valuation provisions shall apply:

(i) Any Stock Appreciation Rights outstanding for at least six months and any Stock Options awarded under the Plan not previously exercisable and vested shall become fully exercisable and vested and any Incentive Stock Options may, with the consent of the holders thereof, be treated as Non-Qualified Stock Options.

(ii) The restrictions and deferral limitations applicable to any Restricted Stock, Deferred Stock, Stock Purchase rights and Other Stock-Based Awards, in each case to the extent not already vested under the Plan, shall lapse and such shares and awards shall be deemed fully vested, regardless of whether the amendment to the Plan pursuant to which such Stock Options shall have been granted shall have been approved by stockholders.

(iii) The value of all outstanding Stock Options, Stock Appreciation Rights, Restricted Stock, Deferred Stock, Stock Purchase Rights and Other Stock-Based Awards, in each case to the extent vested (including such rights which shall have become vested pursuant to Sections 11(a)(i) and (ii) of the Plan), shall be purchased by the Company (“cashout”) in a manner determined by the Committee, in its sole discretion, on the basis of the “Change in Control Price” as defined in Section 11(d) of the Plan as of the date such Change in Control or such Potential Change in Control is determined to have occurred or such other date as the Committee may determine prior to the Change in Control, unless the Committee shall, contemporaneously with or prior to any particular Change of Control or Potential Change of Control, determine that this Section 11(a)(iii) shall not be applicable to such Change in Control or Potential Change in Control.

(b) Definition of “Change in Control.” For purposes of Section 11(a) of the Plan, a “Change in Control” means the happening of any of the following:

(i) When any “person” (as defined in Section 3(a)(9) of the Exchange Act and as used in Sections 13(d) and 14(d) of the Exchange Act, including a “group” as defined in Section 13(d) of the Exchange Act, but excluding the Company and any Subsidiary and any employee benefit plan sponsored or maintained by the Company or any Subsidiary and any trustee of such plan acting as trustee) directly or indirectly becomes the “beneficial owner” (as defined in Rule 13d-3 under the Exchange Act, as amended from time to time), of securities of the Company representing twenty-five percent or more of the combined voting power of the Company’s then outstanding securities; provided, however, that a Change of Control shall not arise if such acquisition is approved by the board of directors or if the board of directors or the Committee determines that such acquisition is not a Change of Control or if the board of directors authorizes the issuance of the shares of Stock (or securities convertible into Stock or upon the exercise of which shares of Stock may be issued) to such persons; or

(ii) When, during any period of twenty-four consecutive months during the existence of the Plan, the individuals who, at the beginning of such period, constitute the Board (the “Incumbent Directors”) cease for any reason other than death, Disability or Retirement to constitute at least a majority thereof, provided, however, that a director who was not a director at the beginning of such 24-month period shall be deemed to have satisfied such 24-month requirement (and be an Incumbent Director) if such director was elected by, or on the recommendation of, or with the approval of, at least two-thirds of the directors who then qualified as Incumbent Directors either actually (because they were directors at the beginning of such 24-month period) or by prior operation of this Section 11(b)(ii); or

(iii) The occurrence of a transaction requiring stockholder approval for the acquisition of the Company by an entity other than the Company or a Subsidiary through purchase of assets, or by merger, or otherwise.

(c) Definition of Potential Change in Control. For purposes of Section 11(a) of the Plan, a “Potential Change in Control” means the happening of any one of the following:

(i) The approval by stockholders of an agreement by the Company, the consummation of which would result in a Change in Control of the Company as defined in Section 11(b) of the Plan; or

(ii) The acquisition of beneficial ownership, directly or indirectly, by any entity, person or group (other than the Company or a Subsidiary or any Company employee benefit plan or any trustee of such plan acting as such trustee) of securities of the Company representing five percent or more of the combined voting power of the Company’s outstanding securities and the adoption by the Board of Directors of a resolution to the effect that a Potential Change in Control of the Company has occurred for purposes of the Plan.

(d) Change in Control Price. For purposes of this Section 11, “Change in Control Price” means the highest price per share paid in any transaction reported on the principal stock exchange on which the Stock is traded or the average of the highest bid and asked prices as reported by the principal stock exchange or market on which the Stock is traded, or paid or offered in any bona fide transaction related to a potential or actual Change in Control of the Company at any time during the sixty-day period immediately preceding the occurrence of the Change in Control (or, where applicable, the occurrence of the Potential Change in Control event), in each case as determined by the Committee except that, in the case of Incentive Stock Options and Stock Appreciation Rights relating to Incentive Stock Options, such price shall be based only on transactions reported for the date on which the optionee exercises such Stock Appreciation Rights or, where applicable, the date on which a cashout occurs under Section 11(a)(iii).

12. Amendments and Termination.

(a) The Board may amend, alter, or discontinue the Plan, but no amendment, alteration, or discontinuation shall be made which would impair the rights of an optionee or participant under a Stock Option, Stock Appreciation Right (or Limited Stock Appreciation Right), Restricted or Deferred Stock award, Stock Purchase Right or Other Stock-Based Award theretofore granted, without the optionee’s or participant’s consent, and no amendment will be made without approval of the stockholders if such amendment requires stockholder approval under state law or if stockholder approval is necessary in order that the Plan comply with Rule 16b-3 of the Commission under the Exchange Act or any substitute or successor rule or if stockholder approval is necessary in order to enable the grant pursuant to the Plan of options or other awards intended to confer tax benefits upon the recipients thereof.

(b) The Committee may amend the terms of any Stock Option or other award theretofore granted, prospectively or retroactively, but no such amendment shall impair the rights or any holder without the holder’s consent. The Committee may also substitute new Stock Options for previously granted Stock Options (on a one for one or other basis), including previously granted Stock Options having higher option exercise prices.

(c) Subject to the provisions of Sections 12(a) and (b) of the Plan, the Board shall have broad authority to amend the Plan to take into account changes in applicable securities and tax laws and accounting rules, as well as other developments, and, in particular, without limiting in any way the generality of the foregoing, to eliminate any provisions which are not required to included as a result of any amendment to Rule 16b-3 of the Commission pursuant to the Exchange Act.

13. Unfunded Status of Plan.

The Plan is intended to constitute an “unfunded” plan for incentive and deferred compensation. With respect to any payments not yet made to a participant or optionee by the Company, nothing contained in this Plan shall give any such participant or optionee any rights that are greater than those of a general creditor of the Company. In its sole discretion, the Committee may authorize the creation of trusts or other arrangements to meet the obligations created under the Plan to deliver Stock or payments in lieu of or with respect to awards under this Plan; provided, however, that, unless the Committee otherwise determines with the consent of the affected participant, the existence of such trusts or other arrangements shall be consistent with the “unfunded” status of the Plan.

14. General Provisions.

(a) The Committee may require each person purchasing shares pursuant to a Stock Option or other award under the Plan to represent to and agree with the Company in writing that the optionee or participant is acquiring the shares without a view to distribution thereof. The certificates for such shares may include any legend which the Committee deems appropriate to reflect any restrictions on transfer. All certificates or shares of Stock or other securities delivered under the Plan shall be subject to such stock-transfer orders and other restrictions as the Committee may deem advisable under the rules, regulations, and other requirements of the Commission, any stock exchange upon which the Stock is then listed, and any applicable Federal or state securities law, and the Committee may cause a legend or legends to be put on any such certificates to make appropriate reference to such restrictions.

(b) Nothing contained in this Plan shall prevent the Board from adopting other or additional compensation arrangements, subject to stockholder approval if such approval is required; and such arrangements may be either generally applicable or applicable only in specific cases.

(c) Neither the adoption of the Plan nor the grant of any award pursuant to the Plan shall confer upon any employee of the Company or any Subsidiary or Affiliate any right to continued employment with the Company or a Subsidiary or Affiliate, as the case may be, nor shall it interfere in any way with the right of the Company or a Subsidiary or Affiliate to terminate the employment of any of its employees at any time.

(d) No later than the date as of which an amount first becomes includible in the gross income of the participant for Federal income tax purposes with respect to any award under the Plan, the participant shall pay to the Company, or make arrangements satisfactory to the Committee regarding the payment of, any Federal, state, or local taxes of any kind required by law to be withheld with respect to such amount. Unless otherwise determined by the Committee, withholding obligations may be settled with Stock, including Stock that is part of the award that gives rise to the withholding requirement. The obligations of the Company under the Plan shall be conditional on such payment or arrangements and the Company and its Subsidiaries or Affiliates shall, to the extent permitted by law, have the right to deduct any such taxes from any payment of any kind otherwise due to the participant.

(e) The actual or deemed reinvestment of dividends or dividend equivalents in additional Restricted Stock (or in Deferred Stock or other types of Plan awards) at the time of any dividend payment shall only be permissible if sufficient shares of Stock are available under Section 3 of the Plan for such reinvestment (taking into account then outstanding Stock Options, Stock Purchase Rights and other Plan awards).

15. Effective Date of Plan.

The Plan shall be effective as of the date the Plan is approved by the Board, subject to the approval of the Plan by a majority of the votes cast by the holders of the Company’s Stock at the next annual or special meeting of stockholders. Any grants made under the Plan prior to such approval shall be effective when made (unless otherwise specified by the Committee at the time of grant), but shall be conditioned on, and subject to, such approval of the Plan by such stockholders.

16. Term of Plan.

Stock Option, Stock Appreciation Right, Restricted Stock award, Deferred Stock award, Stock Purchase Right or Other Stock-Based Award may be granted pursuant to the Plan, until ten (10) years from the date the Plan was approved by the Board, unless the Plan shall be terminated by the Board, in its discretion, prior to such date, but awards granted prior to such termination may extend beyond that date.

Appendix D
ADSOUTH PARTNERS, INC.

Code of Business Conduct and Ethics

Ethics

Adsouth and each of its officers, directors, consultants and employees, who we collectively refer to as our “associates,” must conduct their affairs with uncompromising honesty and integrity. Business ethics are no different than personal ethics. The same high standard applies to both.

Associates are expected to be honest and ethical in dealing with each other, with clients, vendors and all other third parties. Doing the right thing means doing it right every time.

You must also respect the rights of your fellow associates and third parties. Your actions must be free from discrimination, libel, slander or harassment. Each person must be accorded equal opportunity, regardless of age, race, sex, sexual preference, color, creed, religion, national origin, marital status, veteran’s status, handicap or disability.

Misconduct cannot be excused because it was directed or requested by another. In this regard, you are expected to alert management whenever an illegal, dishonest or unethical act is discovered or suspected. You will never be penalized for reporting your discoveries or suspicions.

Adsouth conducts its affairs consistent with all applicable laws and regulations.

The following statements concern frequently raised ethical concerns. A violation of the standards contained in this Code of Business Conduct and Ethics will result in corrective action, including possible dismissal.

Conflicts of Interest

You must avoid any personal activity, investment or association which could appear to interfere with good judgment concerning Adsouth’s best interests. You may not exploit your position or relationship with Adsouth for personal gain. You should avoid even the appearance of such a conflict. For example, there is a likely conflict of interest if you:

•	cause Adsouth to engage in business transactions with relatives or friends;

•	use nonpublic company, client or vendor information for personal gain by you, relatives or friends (including securities transactions based on such information);

•	have more than a modest financial interest in our vendors, clients or competitors;

•	receive a loan, or guarantee of obligations, from us or a third party as a result of your position at Adsouth; or

•	compete, or prepare to compete, with Adsouth while still employed by Adsouth.

There are other situations in which a conflict of interest may arise. If you have concerns about any situation, follow the steps outlined in the Section on “Reporting Ethical Violations.”

Gifts, Bribes and Kickbacks

Other than for modest gifts given or received in the normal course of business (including travel or entertainment), neither you nor your relatives may give gifts to, or receive gifts from, Adsouth’s clients and vendors. Other gifts may be given or accepted only with prior approval of your senior management. In no event should you put Adsouth or yourself in a position that would be embarrassing if the gift was made public.

D-1

Dealing with government employees is often different than dealing with private persons. Many governmental bodies strictly prohibit the receipt of any gratuities by their employees, including meals and entertainment. You must be aware of and strictly follow these prohibitions.

Any associate who pays or receives bribes or kickbacks will be immediately terminated and reported, as warranted, to the appropriate authorities. A kickback or bribe includes any item intended to improperly obtain favorable treatment.

Improper Use or Theft of Adsouth Property

Every associate must safeguard Adsouth property from loss or theft, and may not take such property for personal use. Adsouth property includes confidential information, software, computers, office equipment, and supplies. You must appropriately secure all Adsouth property within your control to prevent its unauthorized use. You may not use Adsouth’s electronic communications systems, including e-mail or internet connections, to access or post material that: is pornographic, obscene, sexually-related, profane or otherwise offensive; is intimidating or hostile; or violates Adsouth policies or any laws or regulations. Associates may make limited non-business use of Adsouth’s electronic communications systems, provided that such use: (i) is occasional; (ii) does not interfere with the associate’s professional responsibilities; (iii) does not diminish productivity; and (iv) does not violate this Policy.

Covering Up Mistakes; Falsifying Records

Mistakes should never be covered up, but should be immediately fully disclosed and corrected. Falsification of any Adsouth, client or third party record is prohibited.

Protection of Adsouth, Client or Vendor Information

You may not use or reveal Adsouth, client or vendor confidential or proprietary information to others. Additionally, you must take appropriate steps — including securing documents, limiting access to computers and electronic media, and proper disposal methods — to prevent unauthorized access to such information. Proprietary and/or confidential information, among other things, includes: business methods, pricing and marketing data, strategy, computer code, screens, forms, experimental research, information about, or received from, Adsouth’s current, former and prospective clients, vendors and associates.

Gathering Competitive Information

You may not accept, use or disclose the confidential information of our competitors. When obtaining competitive information, you must not violate our competitors’ rights. Particular care must be taken when dealing with competitors’ clients, ex-clients and ex-employees. Never ask for confidential or proprietary information. Never ask a person to violate a non-compete or non-disclosure agreement. If you are uncertain, the Corporate Legal Department can assist you.

Sales: Defamation and Misrepresentation

Aggressive selling should not include misstatements, innuendo or rumors about our competition or their products and financial condition. Do not make unsupportable promises concerning Adsouth’s products.

D-2

FORM OF PROXY

ADSOUTH PARTNERS, INC.

Annual Meeting of Stockholders -- October 20, 2005

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

The undersigned hereby appoints John Cammarano, Jr. and Anton Lee Wingeier or either of them acting in the absence of the other, with full power of substitution or revocation, proxies for the undersigned, to vote at the 2005 Annual Meeting of Stockholders of Adsouth Partners, Inc. (the “Company”), to be held at 10:00 a.m., local time, on Thursday, October 20, 2005, at the offices of the Corporation at 1515 North Federal Highway, Boca Raton, Florida 33432, and at any adjournment or adjournments thereof, according to the number of votes the undersigned might cast and with all powers the undersigned would possess if personally present.

(1) To elect the following three (3) directors:

John Cammarano, Jr., Jerald Horowitz and Harlan I. Press

☐	FOR all nominees listed above (except as marked to the contrary below).

☐	Withhold authority to vote for all nominees listed above.

INSTRUCTION:	To withhold authority to vote for any individual nominee, print that nominee’s name below.

(2)
To approve an amendment to Company’s Articles of Incorporation to (i) eliminate the series A convertible preferred stock, (ii) increase the number of authorized shares of preferred stock to 10,000,000 shares, and (iii) increase the number of authorized shares of common stock to 60,000,000 shares.

FOR  ☐   AGAINST ☐  ABSTAIN ☐

(3)	To approve the Company’s amended by-laws.

FOR  ☐   AGAINST ☐  ABSTAIN ☐

(4)	To approve the 2005 Long Term Incentive Plan.

FOR  ☐   AGAINST ☐  ABSTAIN ☐

(5)	To approve the selection of Marcum & Kliegman LLP as the Company’s independent certified public accountants for the year ended December 31, 2005

FOR  ☐   AGAINST ☐  ABSTAIN ☐

(6)	In their discretion, upon the transaction of such other business as may properly come before the meeting;

All of the above as set forth in the Proxy Statement, dated September 19, 2005.

The shares represented by this proxy will be voted on Items 1, 2, 3, 4 and 5 as directed by the stockholder, but if no direction is indicated, will be voted FOR each of those Items.

If you plan to attend the meeting please indicate below:

I plan to attend the meeting      ☐

Dated:

_______________________________

_______________________________
(Signature(s))

Please sign exactly as name(s) appear hereon. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such.
Please date, sign and mail this proxy in the enclosed envelope, which requires no postage if mailed in the United States.